UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY 11530

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

516-542-3000

Date of fiscal year end:

8/31

Date of reporting period: 8/31/10

Item 1.  Reports to Stockholders.

CLASS A, B AND C SHARES

ANNUAL REPORT

AS OF AUGUST 31, 2010

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS

AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter

Investment Review

Schedules of Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financials

Financial Highlights

Report of Independent Registered Public Accounting Firm

Supplemental Information

Privacy Notice

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia

Trustee, Chairman, President & CEO

Patrick H. McCollough

Trustee

Udo W. Koopmann

Trustee

Floyd E. Seal

Trustee

Stephen H. Hamrick

Trustee

William B. Blundin

Trustee

Stephen Ventimiglia

Vice President & Secretary

Jonathan W. Ventimiglia

Vice President, Assistant Secretary,

                                                                                    Treasurer & Chief Financial Officer

Michael J. Wagner

Chief Compliance Officer

RoseAnne Casaburri

Assistant Secretary

Kevin E. Wolf

Assistant Treasurer

Investment Manager

Distributor

Saratoga Capital Management, LLC

Northern Lights Distributors, LLC

1101 Stewart Avenue, Suite 207

4020 South 147th Street

Garden City, New York 11530-4808

Omaha, Nebraska 68137

Transfer & Shareholder Servicing Agent

Custodian

Gemini Fund Services, LLC

The Bank of New York

4020 South 147th Street, Suite 2

1 Wall Street, 25th Floor

Omaha, Nebraska 68137

New York, New York 10286

Administrator & Fund Accounting Agent

Custody Administrator

Gemini Fund Services, LLC

Gemini Fund Services, LLC

450 Wireless Boulevard

450 Wireless Boulevard

Hauppauge, New York 11788

Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2010

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”).  This report covers the twelve months from September 1, 2009 through August 31, 2010.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.  The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms.  Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by the Gross Domestic Product (GDP), the United States (U.S.) economy advanced by an annualized rate of 1.7% during the second quarter of 2010. The current U.S. economic expansion has completed its fifth quarter of economic growth as of September 2010, but unemployment has not yet had a meaningful decline. Reviewing three of Saratoga’s proprietary indicators could lend us insight about this trend. Saratoga’s Economic Leading StatisticsSM index (ELS) has usually been useful in identifying trends in the U.S. economy. As of August 2010, the ELS index reading was up to +38 from 0 in April 2009. Historically, after five consecutive quarters of economic growth the ELS index has risen to +40 or greater. The recent level of the ELS index below +40 indicates that the U.S. economy is stabilizing at a moderately slow pace. The ELS index’s normal range is +50 to -50. The Saratoga Economic Strength MonitorSM index (ESM) helps determine a range of growth for the GDP, and assists us in identifying the long term direction of the unemployment rate in the U.S. The ESM index stood at +45.5% in May of 2010, up from its latest low of nearly 0% in January 2009. The ESM index has a normal range of 0% to 100%. Historically, when the ESM index advanced by 20 percentage points from a recent low and was +35% or greater, it has usually signaled that the unemployment rate was going to decline over the near term. In fact, the unemployment rate did fall to 9.5% in July 2010 from its recent cycle high of 10.1% in October 2009; however, as of August 2010 the ESM index has dropped by about 10 percentage points to 35.1%. Traditionally, when the ESM index backtracks to this degree it indicates impending stagnation in the unemployment rate. Saratoga’s Economic Proficiency MeasureSM index (EPM) is a gauge of how technological advancements are developing relative to the growth of the labor force in the U.S. At the beginning of most economic expansions the EPM index has experienced significant increases, and as expansions mature it typically begins to decline. The EPM index as of June 2010 was at +2.4; its normal range is -3.5 to +3.5. Recently, GDP has expanded with only modest employment growth. The latest level of the EPM index implies moderate economic growth with employment growth lower than its long term mean. Nevertheless, if the GDP continues to expand we believe that the unemployment rate will begin to decline.

NEW ADVISOR

I am pleased to inform you that effective June 1, 2010 Milestone Capital Management, LLC (“Milestone”) is the new investment advisor of the Saratoga Advantage Trust’s U.S. Government Money Market Portfolio.  Founded in 1994, Milestone is a well respected investment manager advising approximately $1.5 billion in assets.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.  Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.).  In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping.  With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically.  Choose one item or all items. It’s up to you.  Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839.  For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios.  Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.  Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully.  This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully.  To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate.  Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA.

1566-NLD-10/25/2010

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 - 8/31/10	Five Year: 9/1/05 -8/31/10*	Ten Year: 9/1/00 -8/31/10*	Inception: 1/4/99 — 8/31/10*	Inception: 2/14/06 — 8/31/10*
Class A
With Sales Charge	-6.78%	NA	NA	NA	-11.06%
Without Sales Charge	-1.07%	NA	NA	NA	-9.89%
Class B
With Sales Charge	-6.62%	-8.78%	-3.74%	-3.21%	NA
Without Sales Charge	-1.70%	-8.47%	-3.74%	-3.21%	NA
Class C
With Sales Charge	-2.58%	-8.46%	-3.74%	-3.21%	NA
Without Sales Charge	-1.60%	-8.46%	-3.74%	-3.21%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 2.44%, 3.03% and 3.03% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The Portfolio’s 2010 fiscal year that ended on August 31 was a story of two halves.  The first half saw a continuation of the recovery from the ‘08/’09 financial crisis and in general a solid increase in the stock markets.  The second half of the fiscal year was met with an escalation in Europe's sovereign debt crisis and concerns about a deceleration in China leading to a sharp selloff in many stocks in May and June of 2010.  A slower than expected recovery in the U.S. economy emerged during the summer leading to further market malaise towards the end of the fiscal year.

Over the course of the fiscal year, top performing holdings came from the consumer discretionary and energy sectors.  Hasbro (2.54%) and Darden (0.00%) both saw their shares rise greater than 40% driven largely by better than expected operating results.  In energy, Chicago Bridge & Iron (3.91%) and Halliburton (2.31%) both benefitted from a rising commodity price environment off the 2009 lows, but also managed their businesses extremely well helping to outperform peers.  Health care stocks such as CVS (0.00%), Covidien (3.75%), and Baxter (3.75%), affected performance most negatively over the period due largely to increased pricing pressure and lower than expected volumes stemming from a slowing global economy.

Attractive investment returns often come from investing in carefully selected, out of favor, undervalued high quality stocks during periods like now when investor perceptions lag reality. Our minority view is that the stock market is discounting too high a risk of a double-dip recession and sustained deflation. In our opinion, there is a high likelihood that the U.S. economic recovery will continue, albeit at a relatively slow pace and investors are not positioned for positive surprises. The Federal Reserve Board has indicated that it is committed to doing whatever it takes to prevent a recession.  Typical of recoveries after financial crises, employment growth is slow to recover.  Brazil, Russia, India and China (the BRIC countries) are growing at a strong rate which should be a key driver to the global economic recovery.

We have been investing in what we believe are undervalued, high quality stocks which should provide future outperformance in a slow growth sustained environment where stocks generally should do much better.  Most recently the Portfolio has added positions in McKesson (3.15%) and Yahoo (3.02%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/10.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Bally Technologies, Inc.	4.6%
Activision Blizzard, Inc.	4.3%
Becton Dickinson & Co.	4.2%
Chicago Bridge & Iron Co. NV	3.9%
WMS Industries, Inc.	3.9%
CA, Inc.	3.9%
Baxter International, Inc.	3.8%
Covidien PLC	3.8%
Corning, Inc.	3.5%
Stanley Black & Decker, Inc.	3.5%

                                                                                                     *Based on total net assets as of August 31, 2010

                                                                                                      Excludes short-term investments.

Portfolio Composition*

Other/Cash Equivalents 24.0%
Insurance 14.5%
Healthcare-Products 13.6%
Software 13.6%
Oil & Gas Services 9.7%
Pharmaceuticals 5.3%
Entertainment 4.6%
Engineering & Construction 3.9%
Leisure Time 3.9%
Telecommunications 3.5%
Lodging 3.4%

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2010, consisted of 1,278 mutual funds comprised of large market capitalization value stocks.  The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The S&P 500/Citigroup Value Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Value  Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500/Citigroup Value Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 - 8/31/10	Five Year: 9/1/05 -8/31/10*	Ten Year: 9/1/00 -8/31/10*	Inception: 1/4/99 — 8/31/10*	Inception: 2/14/06 — 8/31/10*
Class A
With Sales Charge	9.01%	NA	NA	NA	-4.63%
Without Sales Charge	15.65%	NA	NA	NA	-3.39%
Class B
With Sales Charge	9.98%	-1.40%	-7.78%	-3.94%	NA
Without Sales Charge	14.98%	-1.01%	-7.78%	-3.94%	NA
Class C
With Sales Charge	13.95%	-1.02%	-7.79%	-3.93%	NA
Without Sales Charge	14.95%	-1.02%	-7.79%	-3.93%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 2.31%, 2.92% and 2.92% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

For the fiscal year ended August 31, 2010 the Saratoga Large Capitalization Growth Portfolio produced positive performance.  Stock markets generally posted strong returns in 2009 and into 2010; however, as uncertainty surrounding the economic recovery arose, markets generally pulled back.  Despite the pullback, the Portfolio posted strong absolute and relative returns during the most recent fiscal year.  The Portfolio’s overall outperformance was due primarily to stock selection in the technology and consumer discretionary sectors.

Top contributors during the year ended August 31, 2010 were Apple (7.25%), Salesforce.com (5.46%) and priceline.com (4.72%).  All three companies reported very strong quarters over this time period.  Many investors reacted positively after Apple posted strong sales of iPhones and computers during the year, as well as launching one of its new products, the iPad.  Online customer management software company Salesforce.com saw strong growth from new customers and additional subscriptions from existing customers.  Online travel company priceline.com reported increasing market share in the global hotel reservations segment, as consumers looked to the company’s discounted travel offerings.

The largest detractors from performance were Qualcomm (2.41%), Intel (1.34%) and Visa (0.00%).  Qualcomm shares declined during the month after the company lowered its fiscal year revenue estimates.  Intel declined amidst concerns of struggling personal computer orders and increasing inventories of memory chips.  Visa fell during the month after new financial services regulations under debate in the U.S. saw provisions inserted that could potentially cap the interchange fee charged in debit transactions.

While the pace of economic recovery has slowed in recent months, we continue to believe the most probable scenario is for continued improvement and many recent corporate results and commentary regarding business conditions support this view. The Portfolio remains positioned for this potential outcome and is focused on those companies offering leading products and services and posting strong revenue growth despite the perceived slow-down.  These types of stocks have typically performed well in the context of broader market unease, and stock selection will remain paramount to our process.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/10.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Apple, Inc.	7.3%
Cognizant Technology Solutions Corp.	5.5%
Salesforce.com, Inc.	5.5%
Priceline.com, Inc.	4.7%
Amazon.com, Inc.	4.6%
NetApp, Inc.	4.3%
F5 Networks, Inc.	4.1%
American Express Co.	3.9%
Netflix, Inc.	3.7%
VMware, Inc. - Cl. A	3.6%

                                                                                                   *Based on total net assets as of August 31, 2010

                                                                                                                    Excludes short-term investments.

Portfolio Composition*

Other/Cash Equivalents 20.3%
Internet 18.8%
Computers 17.1%
Software 9.0%
Pharmaceuticals 6.8%
Semiconductors 6.5%
Machinery-Diversified 5.5%
Retail 5.3%
Diversified Financial Services 3.9%
Beverages 3.4%
Metal Fabricate/Hardware 3.4%

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2010, consisted of 1,780 mutual funds comprised of large market capitalization growth stocks.  The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The S&P 500/Citigroup Growth Index, is a broad, unmanaged, market-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value.  The S&P 500/Citigroup Growth Index does not include fees and expenses, and investors may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 — 8/31/10	Five Year: 9/1/05 — 8/31/10*	Inception: 6/28/02 — 8/31/10*
Class A
With Sales Charge	-4.18%	-2.18%	3.04%
Without Sales Charge	1.61%	-1.02%	3.79%
Class B
With Sales Charge	-3.86%	-1.81%	3.20%
Without Sales Charge	1.14%	-1.57%	3.20%
Class C
With Sales Charge	0.15%	-1.57%	3.18%
Without Sales Charge	1.15%	-1.57%	3.18%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 2.76%, 3.30% and 3.34% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Although stock markets generally rose in the beginning of the fiscal year ended August 31, 2010 as the economy recovered, by late spring recovery concerns developed spurred by the sovereign debt crisis in Europe, potential slowing in China, and slowing momentum in the U.S. Although corporate profits generally remained strong, investor confidence eroded over economic and legislative uncertainty.  In the second half of the fiscal year, markets generally declined slightly and traded in a “risk on/risk off” fashion as many investors vacillated between positive and negative news.  We believe volatility in the market will continue until investors have greater clarity on the strength of the economy.  For the year, the Portfolio produced a positive return.

Pending greater clarity on the economy, we trimmed the Portfolio’s Consumer Discretionary, Technology and Materials sectors and increased the Energy and Utilities sectors. We found attractive values in utilities such as CMS Energy (2.06%), PG&E Corporation (2.00%) and Wisconsin Energy (1.98%), and energy companies such as exploration and production companies Cimarex Energy (1.46%) and Pioneer Natural Resources (1.53%) which we believe have attractive production growth profiles. The Healthcare sector was reduced as valuations did not appear to reflect the uncertainties of healthcare reform, and Financials were reduced on earnings concerns from weak loan demand and a less favorable yield curve.  On a relative basis, the financial sector was the largest detractor as the Portfolio was underexposed to REIT’s due to valuation concerns early in the period, as well as weakness in holdings such as Assured Guaranty (0.00%), a municipal bond insurer which had disappointing earnings.  The Consumer Discretionary sector also detracted, as lower quality companies in the hotel, leisure, media and specialty retail groups that did not meet our investment criteria rallied strongly.  The Utilities sector added to relative results, as we were void the group when it lagged early in the period and then had strong performance from the stocks later purchased.   Overall we have positioned the Portfolio in companies that in our view have better pricing power, lower earnings variability, higher profitability and stronger balance sheets than the broader investment universe.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/10.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

iShares Russell Midcap Value Index Fund	4.9%
XL Capital, Ltd.	2.2%
ACE, Ltd.	2.1%
CMS Energy Corp.	2.1%
PG&E Corp.	2.0%
Wisconsin Energy Corp.	2.0%
Ares Capital Corp.	1.9%
Lorillard, Inc.	1.9%
American Electric Power Co., Inc.	1.9%
Concho Resources, Inc.	1.9%

                                                                                                *Based on total net assets as of August 31, 2010

                                                                                     Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as August 31, 2010, consisted of 447 mutual funds comprised of mid market capitalization stocks.  The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 27% of the total market capitalization of the Russell 1000 Index.  As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion.  The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Fox Asset Management LLC, Red Bank, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 - 8/31/10	Five Year: 9/1/05 -8/31/10*	Ten Year: 9/1/00 -8/31/10*	Inception: 1/4/99 — 8/31/10*	Inception: 2/14/06 — 8/31/10*
Class A
With Sales Charge	1.97%	NA	NA	NA	-1.96%
Without Sales Charge	8.21%	NA	NA	NA	-0.68%
Class B
With Sales Charge	2.51%	-0.43%	4.49%	6.75%	NA
Without Sales Charge	7.51%	-0.28%	4.49%	6.75%	NA
Class C
With Sales Charge	6.66%	-0.26%	4.51%	6.79%	NA
Without Sales Charge	7.66%	-0.26%	4.51%	6.79%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 2.69%, 3.24% and 3.27% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

For the fiscal year ended August 31, 2010, the Saratoga Advantage Trust Small Capitalization Portfolio produced a positive return.  In general major domestic stock indices recorded moderate gains during the period, as the markets continued to digest improving, though sluggish, economic growth.

The performance of the Portfolio during the last fiscal year was driven by positive stock selection and to a lesser degree, sector allocation.  The Portfolio’s top performing relative sector was technology as the Portfolio’s services and software holdings performed well.  Other strong stock selection sectors included consumer staples and industrials which offset weaker stock selection in healthcare and energy.  From a sector allocation perspective, underweight positions in the underperforming financial and consumer discretionary sectors were the primary positive contributors to performance.  The only negative contributor from a sector allocation standpoint was an overweight position in the underperforming industrials sector.  We trimmed our exposure to this group during the second half of the fiscal year due to concerns of sluggish economic growth.

We expect a moderate return environment for the market over the next year as the economic recovery should proceed.  Economic data could send conflicting signals which should contribute to ongoing volatility.  A more moderate return environment with a lower appetite for risk should support higher quality investments that typically represent a safer and more predictable return for the stock investor.  This should present a favorable environment for our investment style which favors high quality companies with strong balance sheets and cash flows.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

BJ's Wholesale Club, Inc.	2.9%
CLECO Corp.	2.6%
Tanger Factory Outlet Centers	2.6%
Aspen Insurance Holdings, Ltd.	2.6%
Westar Energy, Inc.	2.5%
Netscout Systems, Inc.	2.4%
Argo Group International Holdings, Ltd.	2.3%
TreeHouse Foods, Inc.	2.3%
AO Smith Corp.	2.3%
Corporate Office Properties Trust SBI MD	2.2%

                                                                                                *Based on total net assets as of August 31, 2010

                                                                        Excludes short-term investments.

Portfolio Composition*

Other/Cash Equivalents 34.5%
Retail 10.0%
REITS 8.1%
Banks 7.8%
Electric 7.4%
Miscellaneous Manufacturing 7.0%
Insurance 6.8%
Transportation 5.3%
Savings & Loans 4.5%
Engineering & Construction 4.4%
Food 4.2%

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2010, consisted of 662 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index.  The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization.  The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.  The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends.  Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc.,Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 - 8/31/10	Five Year: 9/1/05 -8/31/10*	Ten Year: 9/1/00 -8/31/10*	Inception: 1/4/99 — 8/31/10*	Inception: 2/14/06 — 8/31/10*
Class A
With Sales Charge	-4.39%	NA	NA	NA	-5.23%
Without Sales Charge	1.49%	NA	NA	NA	-3.98%
Class B
With Sales Charge	-4.21%	-2.21%	-4.17%	-1.55%	NA
Without Sales Charge	0.79%	-1.82%	-4.17%	-1.55%	NA
Class C
With Sales Charge	-0.09%	-1.82%	-4.19%	-1.58%	NA
Without Sales Charge	0.91%	-1.82%	-4.19%	-1.58%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 2.43%, 3.05% and 3.05% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

For the fiscal year ended August 31, 2010, the Saratoga International Equity Portfolio’s material underweight and stock selection in Financials were the largest contributors to the Portfolio’s relative performance as the Financials sector was the worst performing sector in the EAFE Index. Our investment process led our focus in Financials to companies with better than peer credit quality and excess capital. Eurazeo (1.63%), the French Investment company, was the top performing Financial stock during the past year.

Good stock selection in the Healthcare sector also contributed to relative performance. The Portfolio’s Healthcare holdings soared over 70% while the Healthcare holdings in the EAFE Index gained just 2% during the last fiscal year.  China Shineway Pharmaceutical (0.00%), the largest medicine injector and soft capsule manufacturer in China, was the primary source of this outperformance. The company benefitted materially from the Chinese governments directed stimulus policies to increase healthcare spending.  Stock selection in the Materials sector also contributed to performance. Vale (1.00%), the worlds largest Iron ore producer based in Brazil, gained over 35% after entering the Portfolio early in 2010.

Over the last 12 months, the consistent implementation of our buy/sell discipline led to 35 new names entering the Portfolio and 28 names exiting. As a result, the Portfolio’s weightings in Industrials and Utilities increased, while the weighting in Materials decreased substantially. Moderating macro data points in the U.S. and continued concerns over fiscal tightening in Europe continue to weigh on International stocks.  However, global growth is expected to be between 4% to 4.5% over the next year and corporate profits generally continue to beat expectations.  We continue to focus on companies that in our view have healthy balance sheets and the ability to maintain or increase dividend payouts.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/10.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Philip Morris International, Inc.	2.8%
Carillion PLC	2.8%
Zehjiang Expressway Co., Ltd.	2.7%
Vodafone Group PLC	2.5%
Impala Platinum Holdings, Ltd.	2.4%
Danone	2.4%
Santen Pharmaceutical Co., Ltd.	2.4%
Vienna Insurance Group AG Wiener	2.2%
Credit Suisse Group AG	2.1%
Canon, Inc.	2.0%

                                                                                                        *Based on total net assets as of August 31, 2010

                                                                                 Excludes short-term investments.

Portfolio Composition*

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada.  As of August 31, 2010, the MSCI EAFE ® Index consisted of the following 21 developed market country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 - 8/31/10	Five Year: 9/1/05 -8/31/10*	Ten Year: 9/1/00 -8/31/10*	Inception: 7/15/99 — 8/31/10*	Inception: 1/18/00 — 8/31/10*
Class A
With Sales Charge	-1.15%	-0.80%	-6.05%	3.13%	NA
Without Sales Charge	4.88%	0.37%	-6.05%	3.68%	NA
Class B
With Sales Charge	-0.71%	-0.68%	-6.65%	3.03%	NA
Without Sales Charge	4.29%	-0.28%	-6.65%	3.03%	NA
Class C
With Sales Charge	3.35%	-0.19%	-6.61%	NA	-1.44%
Without Sales Charge	4.35%	-0.19%	-6.61%	NA	-1.44%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 2.95%, 3.48% and 3.55% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The vicissitudes of investing were on display over the fiscal year ended August 31, 2010, both in the overall market and in the healthcare sector.  After prospects for economic growth rose early in the period, hopes faded in the spring, generally driving stock prices down.  Healthcare reform took many twists and turns, with a bill finally being passed into law early this year.  In May the European sovereign debt crisis temporarily knocked down the shares of many pharmaceutical companies headquartered there providing, in our opinion, a buying opportunity of which we took advantage.  Finally, in the summer signs of slowing emerged in various healthcare products and services.

Strong performers in the Portfolio for the year included drug distributor AmerisourceBergen (6.15%), which is benefitting from strong growth in generics, and instrumentation company Waters (4.82%), which introduced new chromatography products.  In addition, a move into the Medicaid managed care segment before the reform bill passed boosted performance.

Laggards included institutional pharmacy Pharmerica (2.80%), which suffered margin erosion, and medical device company Boston Scientific (0.84%), which dealt with a product recall and declining market share.

Some of the apparent winners of healthcare reform are companies that benefit from increasing usage of healthcare but are not directly affected by the legislation, such as drug distribution companies.  Others, such as pharmaceutical companies and managed care organizations, should benefit from increased business, but will also have to deal with increased taxes and other regulation.  There is still a degree of uncertainty, as rules are still being crafted.  One example of this is the determination of what insurers will be permitted to include in their calculation of medical loss ratio, which will then indirectly influence what price they will be able to charge their customers.

We have talked in the past about the importance of valuation spreads – or how disparately different companies are being valued - in our assessment of investment opportunities.  Spreads have narrowed quite a bit for the market as a whole, but within healthcare they remain wide, leading us to still favor a valuation tilt.  Our approach remains focused on long-term investment merit rather than speculation.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/10.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

AmerisourceBergen Corp.	6.2%
Amgen, Inc.	5.8%
UnitedHealth Group, Inc.	5.4%
Novartis AG - ADR	5.3%
AstraZeneca PLC - ADR	5.2%
GlaxoSmithKline PLC - ADR	5.2%
Waters Corp.	4.8%
Biogen Idec, Inc.	4.8%
Sanofi-Aventis SA - ADR	4.5%
Teva Pharmaceuticals Industries, Ltd. - ADR	4.4%

                                                                                                *Based on total net assets as of August 31, 2010

                                                                        Excludes short-term investments.

     Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distributions and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries.  Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Columbus Circle Investors, Stamford, Connecticut

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 - 8/31/10	Five Year: /1/05 -8/31/10*	Ten Year: 9/1/00 -8/31/10*	Inception: 10/22/97 - 8/31/10*	Inception: 9/16/98 - 8/31/10*	Inception: 1/14/00 -8/31/10*
Class A
With Sales Charge	24.88%	5.42%	-13.40%	0.57%	NA	NA
Without Sales Charge	32.56%	6.69%	-13.40%	1.04%	NA	NA
Class B
With Sales Charge	26.94%	5.62%	-13.99%	NA	-1.19%	NA
Without Sales Charge	31.94%	5.94%	-13.99%	NA	-1.19%	NA
Class C
With Sales Charge	30.82%	6.03%	-13.92%	NA	NA	-11.45%
Without Sales Charge	31.82%	6.03%	-13.92%	NA	NA	-11.45%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 3.75%, 4.32% and 4.35% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2010, contributors to the Portfolio’s performance included Acme Packet Inc. (2.61%), Baidu.com Inc. (1.57%), and Apple Computer (5.11%).  Acme Packet Inc., an IP-based networking equipment manufacturer serving telecommunications providers and enterprises, rose 252%, driven largely by significant revenue and earnings out-performance, and subsequent guidance raises.  Many telecommunications providers have increasingly adopted the company’s networking equipment as they upgrade their networks to handle integrated communications, including voice-over-IP (VoIP).  Baidu.com Inc., the leading search engine provider in China, returned 149%.  The company’s largest search competitor in China, Google, announced that it had relocated its search operations outside of mainland China and beyond China’s firewall, which suggested to customers a risk of delays in Google’s access and service. Apple Computer, the personal computer and mobile device manufacturer, returned 46% with revenues and earnings coming in above expectations each quarter driven largely by demand surpassing production, and units surpassing what was anticipated. The introduction of the iPad, is, in our view, quite a game changer. We think the iPad creates an impetus for corporate information technology walled gardens to open up to the idea of “bring your own” phone or computing device. We have begun to hear of sizable corporations trialing iPhones and iPads in their corporate networks, potentially displacing Blackberry devices.

Detractors from performance during the fiscal year included: Microsoft (0.00%), the leading software company that declined 39%; Compuware (2.42%), an application performance management (APM) and mainframe software company, whose software helps organizations optimize performance of their applications, that declined 15%; and Cisco Systems (4.55%), the global leader in Internet Protocol (IP) based networking products, that declined 6%.

Finally, we continue to focus on secular themes and technology companies benefiting from emerging market  opportunities, while at the same time being cognizant of the tepid economic backdrop and the limited support it provides. The themes we are positioning around include the Digital Consumer (smartphones/netbooks, video downloading), Next Generation Carrier Spending (voice over IP, bandwidth optimization), Virtualization/Cloud Computing (management of the cloud infrastructure, cloud PAAS [platform as a service]), Internet Commerce Enablers, Emerging Market Internet Growth, Corporate Workforce Productivity Enablers (business execution software, application delivery software, offshore IT services), Healthcare Technology (DNA analysis enablers, advanced surgery technologies: robotics, catheter) and Green Technology (LED and EV).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/10.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

Apple, Inc.	5.1%
EMC Corp.	4.9%
Cisco Systems, Inc.	4.6%
Qualcomm, Inc.	4.6%
Intuit, Inc.	4.3%
Cognizant Technology Solutions Corp.	3.7%
Teva Pharmaceuticals Industries, Ltd.	3.1%
American Tower Corp.	3.0%
Citrix Systems, Inc.	2.9%
Red Hat, Inc.	2.7%

                                                                                                    *Based on total net assets as of August 31, 2010

                                                                            Excludes short-term investments.

Portfolio Composition*

Commercial Services
2.4%
Auto Manufacturers
1.1%
Pharmaceuticals
3.1%
Other/Cash
Equivalents
3.5%
Semiconductors
4.9%
Biotechnology
5.6%
Telecommunications
25.6%
Healthcare-Products
6.0%
Internet
8.6%
Computers
21.3%
Software
17.9%

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 – 8/31/10	Five Year: 9/1/05 - 8/31/10*	Ten Year: 9/1/00 -8/31/10*	Inception: 10/23/97 - 8/31/10*	Inception: 9/21/98 – 8/31/10*	Inception: 1/7/03 - 8/31/10*
Class A
With Sales Charge	-1.02%	-1.57%	5.50%	5.91%	NA	NA
Without Sales Charge	5.01%	-0.39%	5.50%	6.40%	NA	NA
Class B
With Sales Charge	-0.50%	-1.05%	4.89%	NA	8.20%	NA
Without Sales Charge	4.50%	-0.91%	4.89%	NA	8.20%	NA
Class C
With Sales Charge	3.42%	-0.98%	NA	NA	NA	8.79%
Without Sales Charge	4.42%	-0.98%	NA	NA	NA	8.79%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 3.38%, 3.93% and 4.03% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2010, we witnessed the Macondo well blowout in the Gulf of Mexico on April 20th.  This caused some energy names to fall as much as 50%.  Two stocks owned in the Portfolio were Anadarko Petroleum (3.97%), a 20% owner in the well and Transocean Ltd. (4.15%), the owner of the Deepwater Horizon rig that sank.  While both names declined around 50% from the time of the explosion until they bottomed, we continued to hold the names, believing that their ultimate liability would be limited.  Both names rallied off their lows once it was apparent that BP (0.00%) would be successful in capping the well.  We continue to own Petroleum Geo-Services (4.01%), a seismic company, which was indirectly hurt because of the drilling moratorium in the Gulf of Mexico, and we added Cameron International (4.05%), a manufacturer of blow-out preventers (BOPs).  Cameron's BOP was on the Deepwater Horizon, but it was around ten years old and was well beyond the ending date of the manufacturer's warranty.  Although the Macondo episode was truly a disaster, as is often the case the sell-off in stocks related to the event was overdone in our opinion.  We continue to have a meaningful weighting in these names, believing that they will be winners over time.

Winners in the Portfolio during the last year included: Cliffs Natural Resources (4.14%) (iron ore); and oil service names Lufkin Industries (0.00%), Smith International (0.00%) (acquired by Schlumberger (3.94%)); and Tesco Corp. (2.87%).  Losers during the year included oil service names Transocean and Petroleum Geo-Services.

Finally, we believe oil prices will trade in a range of $70-$80/barrell more or less for the next year, at least until growth prospects for the U.S. strengthen and the pace of growth in China improves.  We see the outlook for both economies getting better in 2011.  Natural gas could continue under pressure for a while as U.S. shale plays contribute to an oversupply situation.  In this environment, stock picking should be paramount.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/10.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

El Paso Corp.	4.7%
Chevron Corp.	4.5%
Baker Hughes, Inc.	4.2%
Apache Corp.	4.2%
Transocean, Ltd.	4.2%
Cliffs Natural Resources, Inc.	4.1%
Calpine Corp.	4.1%
Cameron International Corp.	4.1%
Jacobs Engineering Group, Inc.	4.0%
Petroleum Geo-Services ASA	4.0%

                                                                                                     *Based on total net assets as of August 31, 2010

                                                                              Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper.  Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 – 8/31/10	Five Year: 9/1/05 - 8/31/10*	Ten Year: 9/1/00 - 8/31/10*	Inception: 8/1/00 — 8/31/10*
Class A
With Sales Charge	-17.28%	-10.76%	-2.76%	-2.80%
Without Sales Charge	-12.18%	-9.70%	-2.76%	-2.23%
Class B
With Sales Charge	-16.94%	-10.51%	-3.35%	-2.80%
Without Sales Charge	-12.57%	-10.25%	-3.35%	-2.80%
Class C
With Sales Charge	-13.61%	-10.28%	-3.37%	-2.82%
Without Sales Charge	-12.74%	-10.28%	-3.37%	-2.82%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 4.57%, 4.96% and 5.17% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The top contributors to the Portfolio during the year ended August 31, 2010 were Ameriprise Financial (2.24%), PNC Financial (2.83%), and MasterCard (0.00%).  Ameriprise outperformed as it continued to execute well on its earnings-accretive acquisition of Columbia Asset Management (0.00%). Similarly, PNC's earnings saw a boost from its well-timed purchase of the distressed National City (0.00%) franchise.  MasterCard contributed to performance in the first half of the period as global spending accelerated; a timely sale in March avoided slower revenues reported in the first quarter of 2010 and the effects of debit interchange regulation in the Durbin Amendment.

The top detractors from performance over the last twelve months were Bank of America (3.73%) and UBS (0.00%).  With Bank of America, a poorly-timed purchase in June went awry as the July passage of the Financial Regulation bill wrought havoc on second quarter results. UBS was held earlier in the period but was sold in February after fourth quarter results violated our investment thesis of improving private banking flows.

The generally strong February to April rally in the stock markets was most pronounced within the financials in unprofitable, cyclical mid-capitalization bank and REIT sectors, to which we allocate little capital.  Since April, the euphoria has subsided.  At the same time, passage of the Dodd-Frank Financial Reform bill in July largely did not lift any clouds of uncertainty from the sector as we had hoped. If anything, the bill's full effects on companies' businesses likely will not be known for another six to twelve months. However, fundamentals are generally improving in the financials sector: credit problems have largely stabilized, many financial companies continue to hoard capital and liquidity and, while murky, the outlook for revenue growth is improving with the broader economy. Our prior prognostications have called for a slow, plodding recovery and thus we were positioned in what we believe are higher-quality financials stocks. This stance has not changed, and we remain in our view positioned in high quality, less cyclical stocks that we believe will outperform going forward.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/10.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets

JPMorgan Chase & Co.	4.8%
Citigroup, Inc.	4.6%
Wells Fargo & Co.	4.4%
Morgan Stanley	4.4%
Franklin Resources, Inc.	4.3%
US Bancorp	4.2%
American Express Co.	4.1%
Prudential Financial, Inc.	4.0%
Metlife, Inc.	4.0%
Aflac, Inc.	4.0%

                                                                                                   *Based on total net assets as of August 31, 2010

                                                                            Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification, as defined by Lipper.  The Index is adjusted for the reinvestment of capital gains and income dividends.  Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Red Bank, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 — 8/31/10	Five Year: 9/1/05 — 8/31/10*	Ten Year: 9/1/00 — 8/31/10*	Inception: 1/4/99 — 8/31/10*	Inception: 2/14/06 — 8/31/10*
Class A
With Sales Charge	0.33%	NA	NA	NA	3.04%
Without Sales Charge	6.46%	NA	NA	NA	4.39%
Class B
With Sales Charge	0.83%	3.26%	4.02%	3.74%	NA
Without Sales Charge	5.83%	3.61%	4.02%	3.74%	NA
Class C
With Sales Charge	4.82%	3.59%	4.01%	3.74%	NA
Without Sales Charge	5.82%	3.59%	4.01%	3.74%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 2.10%, 2.64% and 2.70% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Throughout the Portfolio’s fiscal year ended August 31, 2010, the fixed income market generally continued to demonstrate historically high volatility as the tug-of-war between the budding economic recovery and the potential double-dip had not been resolved.  Throughout the debate, many investors clearly have shown a preference for fixed income products as the overall market has rallied significantly, largely as a result of the huge inflows into bond funds.  For example, in U.S. Treasuries, yields declined between 50 and 93 basis points (0.50% and 0.93%) depending on the maturity.

We believe that the Portfolio continues to be positioned to take advantage of some of the opportunities that the recent market gyrations have created.  We have maintained our heavy investments in corporate bonds (at the expense of U.S. Treasury securities) to try to take advantage of the “wide spread” levels seen in the corporate sector.  Investors are being adequately compensated for the additional risk, in our view, and we are trying to take advantage of it.

The majority of the Portfolio’s corporate exposure is still positioned on the short-end of the yield curve, consistent with our long-standing philosophy and process of managing risk in the Portfolio.  In addition, we believe the risk reward for shorter corporates is especially favorable now, as many corporations are flush with cash and may utilize this cash by buying back their own debt.  Many of the outstanding bonds pay a higher coupon because they were issued in a higher rate environment and occasionally, have a “make whole” provision in the bond debenture.  The refinancing of debt allows the corporation to reduce their funding cost, thus enhancing earnings.  This is an additional source of demand for short corporate bonds.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Issuer	Net Assets

Federal Home Loan Mortgage, 5.125%, 10/18/2016	7.5%
Federal National Mortgage, 4.125%, 4/15/2014	6.1%
General Electric Capital Corp., 5.500%, 1/8/2020	5.5%
Federal National Mortgage, 5.00%, 4/15/2015	4.6%
FPL Group Capital, Inc., 5.625%, 9/1/2011	4.2%
Bank of America Corp., 5.75%, 12/1/2017	4.2%
U.S. Treasury Notes - TIPS, 1.875%, 1/15/2020	4.2%
Caterpillar Financial Services Corp., 5.125%, 10/12/2011	4.2%
Federal National Mortgage, 2.250%, 2/24/2012	4.0%
BB&T Corp., 3.375%, 9/25/13	3.8%

                                                                                            *Based on total net assets as of  August 31, 2010

                                                                                             Excludes short-term investments.

           Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.  Indexes are not managed, and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years.  The Barclays Government/Credit Bond Index consists of approximately 5,400 issues.  The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity.  The Barclays Index is an unmanaged index which does not include fees and expenses.  Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Red Bank, New Jersey

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2010
	One Year: 9/1/09 — 8/31/10	Five Year: 9/1/05 — 8/31/10*	Ten Year: 9/1/00 — 8/31/10*	Inception: 1/4/99 — 8/31/10*	Inception: 2/14/06 — 8/31/10*
Class A
With Sales Charge	-0.58%	NA	NA	NA	0.07%
Without Sales Charge	5.47%	NA	NA	NA	1.38%
Class B
With Sales Charge	1.16%	1.46%	2.80%	2.48%	NA
Without Sales Charge	6.16%	1.83%	2.80%	2.48%	NA
Class C
With Sales Charge	3.83%	1.59%	2.65%	2.33%	NA
Without Sales Charge	4.83%	1.59%	2.65%	2.33%	NA

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 2.33%, 2.92% and 2.94% for the A, B and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Throughout the Portfolio’s fiscal year ended August 31, 2010, the municipal bond market generally followed the trend of the taxable fixed income market with sporadic volatility due to the ever-changing perception of the strength of recent economic activity.  Two additional factors influenced the “muni” market:  the overwhelming preference of many investors to fixed income assets and the growing popularity of Build America Bonds.  Both of these factors contributed to the generally strong performance of the muni market as demand remained very high and supply of traditional tax-exempt bonds was constrained.

Recognizing today’s historically low rates, we continue to position the Portfolio conservatively in our view.  The tax revenues for many state and local governments are currently less robust given the slow economic conditions seen throughout much of the country.  In particular, unemployment will likely remain persistently high in our opinion.  Although we acknowledge that unemployment statistics are somewhat lagging indicators, we maintain that many employers were quick to trim their workforces, but will be reluctant to rehire.  In addition, the housing market will likely remain slow.  While housing prices generally seem to be stabilizing, some of this improvement stems from the tax credits provided by the government.  This portends continued constraint on the fiscal situation of municipalities.  Accordingly, we remain cautious.

One interesting development during the last fiscal year was the announcement by Moody’s to “recalibrate” its ratings of municipal issues to a “Global Scale” which could potentially raise the ratings of many issues by a notch or two, particularly the ratings of higher quality general obligation and essential service revenue bonds.  Essentially, this acknowledges the long-held observation that municipal debt has demonstrated a significantly lower probability to default than similarly rated corporate issues. For example, Merrill Lynch calculated that over the past 40 years, BBB-rated muni bonds defaulted on average 0.16% over a 10-year rolling period versus 0.50% for AAA-rated corporates.  The price impact of this “upgrade” was not significant, however, because Moody’s had planned to implement it nearly two years ago and S&P has been using a global scale consistently for many years.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Issuer	Net Assets

City of Anchorage, AK Schools, Series A, 5.00%, 10/1/2020	4.8%
Utah State Board Regents, Revenue, 5.25%, 12/1/2014	4.6%
Wilmington, NC Water & Sewer System, Revenue, 5.00%, 6/1/2023	4.6%
City of New York, NY, General Obligation, 5.00%, 8/1/2023, FSA	4.5%
Mercer County School District Finance Corp., School Building Revenue, 4.125%, 5/1/2023	4.4%
Texas State Water Assistance, Series A, 4.50%, 8/1/2022	4.3%
Kirksville, MO R-III School District, 5.00%, 3/1/2020	4.3%
Philadelphia, PA, General Obligation, 4.90%, 9/15/2020, FSA	4.3%
University of Maine System Revenue, 4.50%, 3/1/26	4.1%
Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	4.0%

                                                                                      *Based on total net assets as of August 31, 2010

                                                                                       Excludes short-term investments

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: Milestone Capital Management, LLC, Greenwich, Connecticut

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A, B, C)
8/31/10	0.01%

	One Year: 9/1/09 — 8/31/10	Five Year: 9/1/05 — 8/31/10*	Ten Year: 9/1/00 — 8/31/10*	Inception: 1/4/99 — 8/31/10*	Inception: 2/14/06 — 8/31/10*
Class A
With Sales Charge	-5.65%	NA	NA	NA	-0.02%
Without Sales Charge	0.01%	NA	NA	NA	1.27%
Class B
With Sales Charge	-4.99%	1.54%	1.53%	1.83%	NA
Without Sales Charge	0.01%	1.91%	1.53%	1.83%	NA
Class C
With Sales Charge	-0.99%	1.91%	1.52%	1.83%	NA
Without Sales Charge	0.01%	1.91%	1.52%	1.83%	NA

¹ The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*  Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2009 are 1.70%, 2.33% and 2.32% for the A, B and C Classes respectively.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2010

Shares			Value
	COMMON STOCK - 99.0%
	ADVERTISING - 3.2%
15,000	Omnicom Group, Inc.		$ 525,150

	AEROSPACE/DEFENSE - 1.7%
3,900	Goodrich Corp.		267,072

	COMMERCIAL SERVICES - 2.8%
25,600	Quanta Services, Inc. *		459,264

	COMPUTERS - 1.1%
9,500	EMC Corp. *		173,280

	ENGINEERING & CONSTRUCTION - 3.9%
29,100	Chicago Bridge & Iron Co. NV *		633,798

	ENTERTAINMENT - 4.6%
23,900	Bally Technologies, Inc. *		751,655

	HAND/MACHINE TOOLS - 3.5%
10,500	Stanley Black & Decker, Inc.		563,220

	HEALTHCARE-PRODUCTS - 13.6%
14,300	Baxter International, Inc.		608,608
10,000	Becton Dickinson and Co.		681,900
17,200	Covidien PLC		607,848
9,700	Medtronic, Inc.		305,356
			2,203,712
	INSURANCE - 14.5%
17,000	Allstate Corp. (The)		469,200
16,100	Axis Capital Holdings Ltd.		497,168
12,600	MetLife, Inc.		473,760
12,750	Reinsurance Group of America, Inc.		557,685
7,100	Travelers Cos., Inc. (The)		347,758
			2,345,571
	INTERNET - 3.0%
37,500	Yahoo!, Inc. *		490,500

	LEISURE TIME - 3.9%
17,800	WMS Industries, Inc. *		629,052

	LODGING - 3.4%
23,500	Wyndham Worldwide Corp.		544,965

	MACHINERY-DIVERSIFIED - 2.3%
4,100	Flowserve Corp.		366,458

	OIL & GAS - 2.9%
7,800	Devon Energy Corp.		470,184

	OIL & GAS SERVICES - 9.7%
13,300	Baker Hughes, Inc.		499,814
5,300	Cameron International Corp. *		194,934
13,300	Halliburton Co.		375,193
9,300	Schlumberger Ltd.		495,969
			1,565,910
	PHARMACEUTICALS - 5.3%
7,200	Abbott Laboratories		355,248
8,800	McKesson Corp.		510,840
			866,088
See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2010

Shares			Value
	SOFTWARE - 13.6%
65,800	Activision Blizzard, Inc.		703,402
34,900	CA, Inc.		628,549
19,400	Fidelity National Information Services, Inc.		501,296
15,500	Microsoft Corp.		363,940
			2,197,187
	TELECOMMUNICATIONS - 3.5%
36,600	Corning, Inc.		573,888

	TOYS/GAMES/HOBBIES - 2.5%
10,200	Hasbro, Inc.		411,672

	TOTAL COMMON STOCK (Cost - $16,424,418)		16,038,626

	SHORT-TERM INVESTMENTS - 1.1%
178,370	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/10
	(Cost - $178,370)		$ 178,370

	TOTAL INVESTMENTS - 100.1% (Cost - $16,602,788) (a)		$ 16,216,996

	OTHER ASSETS AND LIABILITIES - (0.1)%		(1,954)

	TOTAL NET ASSETS - 100.0%		$ 16,215,042

	Percentages indicated are based on net assets of $16,215,042

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,078,214 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 733,555
		Unrealized depreciation:	(1,594,773)
		Net unrealized depreciation:	$ (861,218)

            See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2010

Shares			Value
	COMMON STOCK - 99.7%
	AUTO MANUFACTURERS - 3.3%
64,671	Ford Motor Co. *		$ 730,136

	BEVERAGES - 3.4%
20,477	Dr. Pepper Snapple Group, Inc.		753,963

	COMPUTERS - 17.1%
6,596	Apple, Inc. *		1,605,268
21,299	Cognizant Technology Solutions Corp. - Cl. A *		1,226,929
23,651	NetApp, Inc. *		956,446
			3,788,643
	COSMETICS/PERSONAL CARE - 1.1%
4,547	Estee Lauder Cos., Inc. (The)		254,950

	DIVERSIFIED FINANCIAL SERVICES - 3.9%
21,871	American Express Co.		871,997

	HEALTHCARE-PRODUCTS - 1.6%
1,359	Intuitive Surgical, Inc. *		360,176

	INTERNET - 18.8%
8,058	Amazon.com, Inc. *		1,005,880
10,390	F5 Networks, Inc. *		908,398
809	Google, Inc. - Cl. A *		364,066
6,601	NetFlix, Inc. * +		828,558
3,585	Priceline.com, Inc. *		1,044,956
			4,151,858
	LODGING - 2.6%
12,269	Starwood Hotels & Resorts Worldwide, Inc.		573,330

	MACHINERY-DIVERSIFIED - 5.5%
6,099	Cummins, Inc.		453,827
11,969	Deere & Co.		757,279
			1,211,106
	MEDIA - 2.6%
15,031	Discovery Communications, Inc. *		567,420

	METAL FABRICATE/HARDWARE - 3.4%
6,592	Precision Castparts Corp.		746,083

	OIL & GAS SERVICES - 3.2%
11,348	FMC Technologies, Inc. *		701,874

	PHARMACEUTICALS - 6.8%
8,531	Express Scripts, Inc. *		363,421
22,678	Mylan, Inc. * +		389,154
13,249	Perrigo Co.		755,060
			1,507,635
	REAL ESTATE - 3.2%
9,280	Jones Lang LaSalle, Inc.		700,733

	RETAIL - 5.3%
3,551	Chipotle Mexican Grill, Inc. - Cl. A *		535,597
13,901	Dollar Tree, Inc. *		630,132
			1,165,729
	SEMICONDUCTORS - 6.5%
13,149	Broadcom Corp.		394,076
14,004	Cree, Inc. *		749,774
16,782	Intel Corp.		297,377
			1,441,227

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2010

Shares			Value
	SOFTWARE - 9.0%
11,006	Salesforce.com, Inc. *		$ 1,209,339
10,105	VMWare, Inc. - Cl. A *		793,950
			2,003,289
	TELECOMMUNICATIONS - 2.4%
13,942	QUALCOMM, Inc.		534,118

	TOTAL COMMON STOCK (Cost - $19,623,731)		22,064,267

	SHORT-TERM INVESTMENTS - 0.3%
61,277	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/10
	(Cost - $61,277)		61,277

Principal
	COLLATERAL FOR SECURITIES LOANED - 5.6%
$ 1,249,109	BNY Mellon Overnight Government Fund, to yield 0.22%, 9/1/10 with a maturity
	value of $1,249,117 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $1,249,109)		1,249,109

	TOTAL INVESTMENTS - 105.6% (Cost - $20,934,117) (a)		$ 23,374,653

	OTHER ASSETS AND LIABILITIES - (5.6)%		(1,244,512)

	TOTAL NET ASSETS - 100.0%		$ 22,130,141

	Percentages indicated are based on net assets of $22,130,141

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,946,699 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 3,254,216
		Unrealized depreciation:	(826,262)
		Net unrealized appreciation:	$ 2,427,954
See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2010

Shares			Value
	COMMON STOCK - 93.6%
	AGRICULTURE - 1.9%
2,775	Lorillard, Inc.		$ 210,928

	APPAREL - 1.2%
1,875	VF Corp.		132,413

	AUTO PARTS & EQUIPMENT - 2.4%
1,800	Autoliv, Inc.		97,452
3,550	Tenneco, Inc. *		87,756
2,400	WABCO Holdings, Inc. *		84,624
			269,832
	BANKS - 1.8%
8,975	Associated Banc-Corp		108,238
8,750	Fifth Third Bancorp		96,687
			204,925
	BEVERAGES - 1.4%
3,550	Hansen Natural Corp. *		159,892

	CHEMICALS - 2.8%
4,300	Celanese Corp.		114,810
1,600	FMC Corp.		99,648
2,125	International Flavors & Fragrances		97,091
			311,549
	COAL - 0.6%
875	Walter Energy, Inc.		63,035

	COMMERCIAL SERVICES - 1.4%
3,550	Towers Watson & Co.		159,395

	COMPUTERS - 0.9%
9,925	Seagate Technology *		100,540

	DISTRIBUTION/WHOLESALE - 1.3%
4,350	WESCO International, Inc. *		140,418

	DIVERSIFIED FINANCIAL SERVICES - 0.8%
1,425	Affiliated Managers Group, Inc. *		91,499

	ELECTRIC - 7.9%
5,925	American Electric Power Co., Inc. *		209,804
13,075	CMS Energy Corp.		228,812
4,750	PG&E Corp.		222,110
3,950	Wisconsin Energy Corp.		220,173
			880,899
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
7,125	GrafTech International Ltd. *		100,178

	ENERGY EQUIPMENT - 3.0%
4,750	Dresser-Rand Group, Inc. *		168,720
7,525	Superior Energy Services, Inc. *		161,788
			330,508
	ENGINEERING & CONSTRUCTION - 1.4%
3,450	Fluor Corp.		154,077

	ENTERTAINMENT - 0.7%
2,400	Bally Technologies, Inc. *		75,480

	FOOD - 4.9%
3,250	JM Smucker Co.		190,060
9,350	Kroger Co. (The)		184,475
2,775	Ralcorp Holdings, Inc. *		165,529
			540,064
	FOREST PRODUCTS & PAPER - 0.4%
2,816	Weyerhaeuser Co.		44,209
SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2010

Shares			Value
	HEALTHCARE-PRODUCTS - 0.8%
1,975	Zimmer Holdings, Inc. *		$ 93,161

	HOUSEHOLD PRODUCTS - 1.6%
2,775	Energizer Holdings, Inc. *		174,964

	HOUSEHOLD PRODUCTS/WARES - 1.5%
6,250	Jarden Corp.		168,375

	INSURANCE - 9.1%
4,350	ACE Ltd. *		232,595
6,775	Allstate Corp. (The)		186,990
4,425	Reinsurance Group of America, Inc.		193,550
5,550	Willis Group Holdings PLC		161,394
13,500	XL Capital Ltd.		241,785
			1,016,314
	INVESTMENT COMPANIES - 3.5%
18,625	Apollo Investment Corp.		178,241
14,275	Ares Capital Corp.		213,268
			391,509
	IT SERVICES - 1.6%
6,775	Amdocs Ltd. *		177,708

	LIFE SCIENCE TOOLS - 0.9%
2,400	Thermo Fisher Scientific, Inc. *		101,088

	MACHINERY - 0.8%
1,200	Eaton Corp.		83,376

	MACHINERY - DIVERSIFIED - 1.6%
1,975	Flowserve Corp.		176,525

	MEDIA - 2.4%
8,350	CBS Corp.		115,397
4,350	Omnicom Group, Inc.		152,294
			267,691
	MISCELLANEOUS MANUFACTURING - 2.9%
3,950	Cooper Industries PLC		166,256
1,325	Ingersoll-Rand PLC		43,102
1,975	SPX Corp.		110,719
			320,077
	OIL & GAS - 6.6%
2,475	Cimarex Energy Co.		161,914
3,550	Concho Resources, Inc.		207,391
2,775	Noble Energy, Inc.		193,640
2,950	Pioneer Natural Resources Co.		170,569
			733,514
	PACKAGING & CONTAINERS - 4.7%
4,750	Owens-Illinois, Inc. *		119,035
9,125	Packaging Corp. of America		203,396
6,161	Pactiv Corp. *		197,645
			520,076
	PHARMACEUTICALS - 1.4%
2,675	Valeant Pharmaceuticals International *		154,321

	PIPELINES - 1.5%
14,500	El Paso Corp.		165,155

	REITS - 5.6%
4,075	Camden Property Trust		186,472
4,975	Corporate Office Properties Trust		179,597
3,150	Equity Residential		144,364
8,523	Host Hotels & Resorts, Inc. *		111,907
			622,340
See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2010

Shares			Value
	RETAIL - 2.8%
3,950	Big Lots, Inc. *		$ 123,477
3,825	Collective Brands, Inc. *		49,457
3,150	Phillips-Van Heusen Corp.		143,892
			316,826
	SAVINGS & LOANS - 2.6%
4,125	Capitol Federal Financial +		105,847
13,995	People's United Financial, Inc.		178,016
			283,863
	SEMICONDUCTORS - 1.5%
3,225	Altera Corp.		79,561
5,075	Skyworks Solutions, Inc. *		90,640
			170,201
	SOFTWARE - 2.3%
1,975	Intuit, Inc. *		84,530
11,725	Nuance Communications, Inc. *		172,123
			256,653
	TELECOMMUNICATIONS - 2.2%
2,775	Polycom, Inc. *		79,032
7,925	Syniverse Holdings, Inc. *		163,017
			242,049

	TOTAL COMMON STOCK (Cost - $9,968,052)		10,405,627

	EXCHANGE TRADED FUNDS - 4.9%
	EQUITY FUND - 4.9%
14,500	iShares Russell Midcap Value Index Fund +
	(Cost - $561,048)		539,980

	SHORT-TERM INVESTMENTS - 1.8%
203,960	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/10
	(Cost - $203,960)		203,960

Principal
	COLLATERAL FOR SECURITIES LOANED - 2.3%
$ 255,194	BNY Mellon Overnight Government Fund, to yield 0.22%, 9/1/10 with a maturity
	value of $255,196 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $255,194)		255,194

	TOTAL INVESTMENTS - 102.6% (Cost - $10,988,254) (a)		$ 11,404,761

	OTHER ASSETS AND LIABILITIES - (2.6)%		(281,567)

	TOTAL NET ASSETS - 100.0%		$ 11,123,194

	Percentages indicated are based on net assets of $11,123,194

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,152,194 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 721,345
		Unrealized depreciation:	(468,778)
		Net unrealized appreciation:	$ 252,567
See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2010

Shares			Value
	COMMON STOCK - 92.2%
	APPAREL - 2.1%
6,900	Carter's, Inc. *		$ 154,146
2,600	Hanesbrands, Inc. *		62,244
			216,390
	AUTO PARTS & EQUIPMENT - 1.2%
2,900	BorgWarner, Inc. *		126,585

	BANKS - 7.8%
10,100	First Midwest Bancorp, Inc.		110,898
12,000	Glacier Bancorp, Inc.		166,080
19,100	National Penn Bancshares, Inc.		110,971
5,800	Prosperity Bancshares, Inc.		165,010
10,300	Trustmark Corp.		196,421
4,200	Umpqua Holdings Corp.		43,680
			793,060
	CHEMICALS - 1.9%
11,200	RPM International, Inc.		189,280

	COMMERCIAL SERVICES - 3.1%
2,700	MAXIMUS, Inc.		145,017
3,700	Towers Watson & Co.		166,130
			311,147
	COMPUTERS - 2.4%
15,400	Netscout Systems, Inc. *		243,782

	DISTRIBUTION/WHOLESALE - 2.1%
8,200	Owens & Minor, Inc.		218,612

	ELECTRIC - 7.4%
9,500	Cleco Corp.		269,135
11,300	Portland General Electric Co.		225,774
10,700	Westar Energy, Inc. +		256,479
			751,388
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%
7,100	General Cable Corp. *		157,975

	ENGINEERING & CONSTRUCTION - 4.4%
5,900	Chicago Bridge & Iron Co. NV *		128,502
4,400	EMCOR Group, Inc. *		100,056
11,100	Tutor Perini Corp. *		219,336
			447,894
	FOOD - 4.2%
5,300	J&J Snack Foods Corp.		200,075
5,600	TreeHouse Foods, Inc. *		232,400
			432,475
	HEALTHCARE-PRODUCTS - 3.8%
4,200	Teleflex, Inc.		201,852
5,400	West Pharmaceutical Services, Inc.		181,548
			383,400
	HEALTHCARE SERVICES - 1.7%
3,900	Magellan Health Services, Inc.		170,859

	INSURANCE - 6.8%
7,700	Argo Group International Holdings Ltd.		234,619
9,400	Aspen Insurance Holdings Ltd.		266,960
5,100	Protective Life Corp.		95,268
4,700	Tower Group, Inc.		100,862
			697,709
	MACHINERY-DIVERSIFIED - 1.0%
2,500	Wabtec Corp.		106,325

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2010

Shares			Value
	MISCELLANEOUS MANUFACTURING - 7.0%
4,500	AO Smith Corp.		$ 231,075
4,000	Aptargroup, Inc.		166,600
5,600	Barnes Group, Inc.		85,176
6,200	Brink's Co. (The)		116,994
3,300	Crane Co.		111,870
			711,715
	OIL & GAS SERVICES - 1.8%
4,300	Exterran Holdings, Inc. *		95,159
2,100	Oil States International, Inc. *		86,583
			181,742
	REITS - 8.1%
6,300	Corporate Office Properties Trust SBI MD		227,430
7,400	LaSalle Hotel Properties		155,918
7,500	Senior Housing Properties Trust		176,250
5,800	Tanger Factory Outlet Centers		268,076
			827,674
	RETAIL - 10.0%
7,000	BJ's Wholesale Club, Inc. *		293,720
4,000	Buckle, Inc. (The)		95,800
4,400	Childrens Place Retail Stores, Inc. (The) *		192,104
5,900	Dick's Sporting Goods, Inc. *		144,373
8,500	Finish Line, Inc. (The)		112,200
8,800	Jack in the Box, Inc. *		177,584
			1,015,781
	SAVINGS & LOANS - 4.5%
15,000	Astoria Financial Corp.		180,900
10,300	First Niagara Financial Group, Inc.		116,287
11,400	Washington Federal, Inc.		162,678
			459,865
	SOFTWARE - 1.4%
6,400	JDA Software Group, Inc. *		147,008

	TELECOMMUNICATIONS - 2.6%
3,000	GeoEye, Inc. *		109,320
7,200	Netgear, Inc. *		152,064
			261,384
	TRANSPORTATION - 5.3%
7,900	Arkansas Best Corp.		162,898
4,600	Bristow Group, Inc. *		151,800
2,700	Genesee & Wyoming, Inc. *		104,787
5,400	Old Dominion Freight Line, Inc. *		125,874
			545,359

	TOTAL COMMON STOCK (Cost - $8,925,456)		9,397,409

	SHORT-TERM INVESTMENTS - 7.8%
799,129	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/10
	(Cost - $799,129)		799,129

Principal
	COLLATERAL FOR SECURITIES LOANED - 2.4%
$ 251,860	BNY Mellon Overnight Government Fund, to yield 0.22%, 9/1/10 with a maturity
	value of $251,862 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $251,860)		251,860

	TOTAL INVESTMENTS - 102.4% (Cost - $9,976,445) (a)		$ 10,448,398

	OTHER ASSETS AND LIABILITIES - (2.4)%		(240,067)

	TOTAL NET ASSETS - 100.0%		$ 10,208,331

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2010

	Percentages indicated are based on net assets of $10,208,331

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,041,732 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 843,394
		Unrealized depreciation:	(436,728)
		Net unrealized appreciation:	$ 406,666

            See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2010

Shares			Value
	COMMON STOCK - 99.3%
	AGRICULTURE - 6.3%
4,400	British American Tobacco PLC		$ 149,309
127,800	China Green Holdings Ltd.		120,886
4,200	Philip Morris International, Inc. - ADR		216,048
			486,243
	APPAREL - 1.7%
40,700	Yue Yuen Industrial Holdings Ltd.		133,709

	BANKS - 7.9%
7,880	Bank of Cyprus Public Co. Ltd.		41,697
250	BNP Paribas		15,526
4,040	BNP Paribas - ADR		125,725
3,700	Credit Suisse Group AG		161,823
7,800	DBS Group Holdings Ltd.		80,173
1,970	DBS Group Holdings Ltd. - ADR		80,140
2,900	Qatar National Bank SAQ		112,133
			617,217
	BEVERAGES - 0.8%
294,000	Thai Beverage PCL		60,824

	BUILDING MATERIALS - 0.9%
4,400	CRH PLC - ADR		68,948

	CHEMICALS - 2.8%
4,700	Industries Qatar		131,986
1,650	K+S AG		85,972
			217,958
	COMMERCIAL SERVICES - 4.7%
51,600	Hays PLC		71,190
446,015	Xiamen International Port Co. Ltd.		81,761
238,400	Zhejiang Expressway Co. Ltd.		212,778
			365,729
	COMPUTERS - 2.2%
560	Obic Co. Ltd.		105,247
1,200	Wincor Nixdorf AG		68,827
			174,074
	COSMETICS/PERSONAL CARE - 2.0%
6,900	Shiseido Co. Ltd.		154,658

	DISTRIBUTION/WHOLESALE - 1.2%
4,500	Mitsubishi Corp.		96,286

	DIVERSIFIED FINANCIAL SERVICES - 3.6%
2,430	ASX Ltd.		63,280
66,000	China Everbright Ltd.		146,648
11,340	ICAP PLC		71,079
			281,007
	ELECTRIC - 1.6%
12,400	AES Tiete SA		127,062

	ELECTRONICS - 1.0%
11,600	Venture Corp. Ltd.		74,568

	ENGINEERING & CONSTRUCTION - 7.1%
38,124	Cardno Ltd.		145,816
45,950	Carillion PLC		213,636
43,000	Raubex Group Ltd.		111,806
4,400	WorleyParsons Ltd.		81,668
			552,926
See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2010

Shares			Value
	ENTERTAINMENT - 3.6%
45,700	Ladbrokes PLC		$ 91,712
4,600	OPAP SA		69,999
2,300	Sankyo Co. Ltd.		116,179
			277,890
	FOOD - 2.4%
3,490	Danone		187,291

	HOME BUILDERS - 1.0%
8,000	Daiwa House Industry Co. Ltd.		74,813

	HOUSEHOLD PRODUCTS/WARES - 1.8%
2,800	Reckitt Benckiser Group PLC		139,736

	INSURANCE - 5.1%
4,340	AXA SA - ADR		67,010
3,000	Power Corp. of Canada		74,119
9,600	Prudential PLC		83,379
3,570	Vienna Insurance Group AG Wiener		167,878
			392,386
	INVESTMENT COMPANIES - 2.8%
2,170	Eurazeo		126,368
29,110	Man Group PLC		92,653
			219,021
	LODGING - 2.3%
7,500	Kangwon Land, Inc.		137,405
288,000	NagaCorp Ltd.		44,915
			182,320
	MACHINERY-DIVERSIFIED - 4.4%
2,550	Alstom SA		121,439
1,870	Pfeiffer Vacuum Technology AG		144,812
4,050	Tognum AG		73,980
			340,231
	MEDIA - 3.2%
27,900	Television Broadcasts Ltd.		139,191
4,610	Vivendi SA		107,224
			246,415
	MINING - 4.5%
8,000	Impala Platinum Holdings Ltd.		188,396
4,800	MMC Norilsk Nickel		81,024
3,300	Vale SA - ADR		77,946
			347,366
	MISCELLANEOUS MANUFACTURING - 1.5%
7,990	Aalberts Industries NV		112,971

	OFFICE/BUSINESS EQUIPMENT - 3.5%
3,800	Canon, Inc.		155,352
1,600	Neopost SA		113,045
			268,397
	OIL & GAS - 3.1%
4,300	Royal Dutch Shell PLC		114,058
2,740	Total SA		127,766
			241,824
	OIL & GAS SERVICES - 1.5%
7,880	SBM Offshore NV		119,817

	PHARMACEUTICALS - 4.8%
1,530	Roche Holding AG		51,913
300	Roche Holding AG - ADR		40,697
3,300	Sanofi-Aventis SA - ADR		94,413
5,200	Santen Pharmaceutical Co. Ltd.		185,863
			372,886
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2010

Shares			Value
	RETAIL - 2.8%
24,303	Esprit Holdings Ltd.		$ 137,122
77,900	Game Group PLC		78,781
			215,903
	SEMICONDUCTORS - 1.5%
1,900	Rohm Co. Ltd.		114,526

	TELECOMMUNICATIONS - 3.4%
8,340	Nokia OYJ - ADR		71,390
7,940	Vodafone Group PLC - ADR		192,148
			263,538
	TRANSPORTATION - 1.2%
5,810	Deutsche Post AG		94,869

	WATER - 1.1%
5,500	Suez Environnement Co.		88,456

	TOTAL COMMON STOCK (Cost - $8,112,164)		7,711,865

	SHORT-TERM INVESTMENTS - 0.1%
4,350	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/10
	(Cost - $4,350)		4,350

	TOTAL INVESTMENTS - 99.4% (Cost - $8,116,514) (a)		$ 7,716,215

	OTHER ASSETS AND LIABILITIES - 0.6%		43,746

	TOTAL NET ASSETS - 100.0%		$ 7,759,961

	Percentages indicated are based on net assets of $7,759,961

	* Non-income producing securities.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,208,635 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 241,520
		Unrealized depreciation:	(733,940)
		Net unrealized depreciation:	$ (492,420)

            See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2010

Shares			Value

	COMMON STOCK - 97.1%
	BIOTECHNOLOGY - 13.1%
16,200	Amgen, Inc. *		$ 826,848
12,800	Biogen Idec, Inc. *		688,640
5,100	Genzyme Corp. *		357,561
			1,873,049
	ELECTRONICS - 4.8%
11,400	Waters Corp. *		689,928

	HEALTHCARE-PRODUCTS - 11.3%
8,400	Affymetrix, Inc. * +		34,524
23,300	Boston Scientific Corp. * +		120,927
14,600	CareFusion Corp. *		315,068
10,800	Johnson & Johnson		615,816
8,900	Medtronic, Inc.		280,172
4,200	Techne Corp.		242,466
			1,608,973
	HEALTHCARE-SERVICES - 12.4%
14,800	Centene Corp. *		299,256
13,750	Molina Healthcare, Inc. *		348,700
24,500	UnitedHealth Group, Inc.		777,140
7,000	WellPoint, Inc. *		347,760
			1,772,856
	PHARMACEUTICALS - 55.5%
32,300	AmerisourceBergen Corp. +		881,144
15,000	AstraZeneca PLC - ADR		741,450
18,700	Cardinal Health, Inc.		560,252
13,186	Corcept Therapeutics, Inc. *		36,789
16,500	Eli Lilly & Co.		553,740
19,700	GlaxoSmithKline PLC - ADR		736,780
42,000	King Pharmaceuticals, Inc. *		365,820
8,000	McKesson Corp.		464,400
5,200	Medicis Pharmaceutical Corp.		143,000
14,500	Novartis AG - ADR * +		761,105
20,000	Par Pharmaceutical Cos, Inc. *		527,400
32,500	Pfizer, Inc.		517,725
51,726	PharMerica Corp. *		401,394
22,300	Sanofi-Aventis SA - ADR		638,003
12,300	Teva Pharmaceutical Industries Ltd. - ADR		622,626
			7,951,628

	TOTAL COMMON STOCK (Cost - $14,485,826)		13,896,434

	SHORT-TERM INVESTMENTS - 2.5%
353,736	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/10
	(Cost - $353,736)		353,736

Principal
	COLLATERAL FOR SECURITIES LOANED - 6.6%
$ 955,456	BNY Mellon Overnight Government Fund, to yield 0.22%, 9/1/10 with a maturity
	value of $955,462 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $955,456)		955,456

	TOTAL INVESTMENTS - 106.2% (Cost - $15,795,018) (a)		$ 15,205,626

	OTHER ASSETS AND LIABILITIES - (6.2)%		(888,870)

	TOTAL NET ASSETS - 100.0%		$ 14,316,756

	Percentages indicated are based on net assets of $14,316,756

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Continued)
August 31, 2010

	* Non-income producing securities.
	ADR - American Depositary Receipt
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,900,778 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,761,170
		Unrealized depreciation:	(2,456,322)
		Net unrealized depreciation:	$ (695,152)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2010

Shares		Value
	COMMON STOCK - 97.6%
	AUTO MANUFACTURERS - 1.1%
12,678	Tesla Motors, Inc. * +	$ 248,996

	BIOTECHNOLOGY - 5.6%
6,010	Alexion Pharmaceuticals, Inc. *	339,385
8,750	Celgene Corp. *	450,800
10,450	Illumina, Inc. *	448,201
		1,238,386
	COMMERCIAL SERVICES - 2.4%
24,890	SuccessFactors, Inc. *	525,179

	COMPUTERS - 21.3%
4,660	Apple, Inc. *	1,134,104
14,136	Cognizant Technology Solutions Corp. - Cl. A *	814,304
59,806	EMC Corp/Massachusetts *	1,090,861
23,640	Isilon Systems, Inc.	471,618
9,917	NetApp, Inc. *	401,043
21,908	Netezza Corp. *	426,330
11,810	SanDisk Corp. *	392,564
		4,730,824
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
12,584	Universal Display Corp. *	248,031

	HEALTHCARE-PRODUCTS - 6.0%
4,210	Heartware International, Inc. * +	272,640
746	Intuitive Surgical, Inc. *	197,712
15,720	Thoratec Corp. *	506,184
16,420	Volcano Corp. *	362,882
		1,339,418
	INTERNET - 8.6%
4,445	Baidu, Inc./China - ADR *	348,621
6,382	F5 Networks, Inc. *	557,978
8,270	OpenTable, Inc. * +	440,791
13,200	Sina Corp. *	565,224
		1,912,614
	PHARMACEUTICALS - 3.1%
13,440	Teva Pharmaceutical Industries Ltd.	680,333

	SEMICONDUCTORS - 4.9%
6,126	Broadcom Corp.	183,596
6,400	Cavium Networks, Inc. *	154,496
20,100	Entropic Communications, Inc. *	152,961
6,200	Netlogic Microsystems, Inc. *	149,730
10,000	Rovi Corp. *	435,100
		1,075,883
	SOFTWARE - 17.9%
5,900	Cerner Corp. *	429,815
11,003	Citrix Systems, Inc. *	637,514
74,758	Compuware Corp. *	536,762
8,001	Informatica Corp. *	257,312
22,110	Intuit, Inc. *	946,308
17,170	Red Hat, Inc. *	593,224
4,042	Salesforce.com, Inc. *	444,135
1,530	VMware, Inc. - Cl. A *	120,212
		3,965,282

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2010

Shares		Value
	TELECOMMUNICATIONS - 25.6%
17,284	Acme Packet, Inc. *	$ 580,742
14,390	American Tower Corp. *	674,315
13,201	Aruba Networks, Inc. * +	242,502
17,200	Ciena Corp. * +	214,484
50,410	Cisco Systems, Inc. *	1,010,721
11,430	Crown Castle International Corp. *	470,002
6,570	GeoEye, Inc. *	239,411
12,349	LogMeIn, Inc. * +	404,677
29,340	Meru Networks, Inc. * +	375,552
26,360	QUALCOMM, Inc.	1,009,852
12,560	SBA Communications Corp. - Cl. A *	449,648
		5,671,906

	TOTAL COMMON STOCK (Cost - $18,877,112)	21,636,852

	SHORT-TERM INVESTMENTS - 4.8%
1,069,325	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/10
	(Cost - $1,069,325)	1,069,325

Principal
	COLLATERAL FOR SECURITIES LOANED - 7.5%
$ 1,657,097	BNY Mellon Overnight Government Fund, to yield 0.22%, 9/1/10 with a maturity
	value of $1,657,107 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $1,657,097)	1,657,097

	TOTAL INVESTMENTS - 109.9% (Cost - $21,603,534) (a)	$ 24,363,274

	OTHER ASSETS AND LIABILITIES - (9.9)%	(2,186,031)

	TOTAL NET ASSETS - 100.0%	$ 22,177,243

	Percentages indicated are based on net assets of $22,177,243

	* Non-income producing securities.
	ADR - American Depositary Receipt
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,773,210 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 3,011,492
	Unrealized depreciation:	(421,428)
	Net unrealized appreciation:	$ 2,590,064

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2010

Shares			Value
	COMMON STOCK - 98.6%
	BUILDING MATERIALS - 3.5%
27,092	Louisiana-Pacific Corp. *		$ 180,433

	CHEMICALS - 8.6%
2,480	Air Products & Chemicals, Inc.		183,594
5,509	Dow Chemical Co. (The)		134,254
6,303	LyondellBasell Industries *		129,211
			447,059
	COAL - 6.7%
5,863	Consol Energy, Inc.		188,789
5,685	Massey Energy Co.		163,444
			352,233
	ELECTRIC - 4.1%
16,893	Calpine Corp. *		214,879

	ENGINEERING & CONSTRUCTION - 4.0%
6,085	Jacobs Engineering Group, Inc. *		211,028

	IRON/STEEL - 4.1%
3,535	Cliffs Natural Resources, Inc.		216,307

	MINING - 3.6%
2,638	Freeport-McMoRan Copper & Gold, Inc.		189,883

	OIL & GAS - 36.8%
4,501	Anadarko Petroleum Corp.		207,001
2,424	Apache Corp.		217,796
10,825	BG Group PLC		174,457
3,155	Chevron Corp.		233,975
2,652	Devon Energy Corp.		159,863
4,125	Hess Corp.		207,281
12,333	Patterson-UTI Energy, Inc.		182,035
7,853	Pride International, Inc. *		184,938
4,095	Southwestern Energy Co.		133,988
4,255	Transocean Ltd. *		216,580
			1,917,914
	OIL & GAS SERVICES - 19.1%
5,850	Baker Hughes, Inc.		219,843
5,751	Cameron International Corp. *		211,522
23,242	Petroleum Geo-Services ASA *		209,537
3,856	Schlumberger Ltd.		205,661
15,099	Tesco Corp. *		149,782
			996,345
	PIPELINES - 4.7%
21,470	El Paso Corp.		244,543

	TRANSPORTATION - 3.4%
4,412	Tidewater, Inc.		176,833

	TOTAL COMMON STOCK (Cost - $4,964,110)		5,147,457

	TOTAL INVESTMENTS - 98.6% (Cost - $4,964,110) (a)		$ 5,147,457

	OTHER ASSETS AND LIABILITIES - 1.4%		72,054

	TOTAL NET ASSETS - 100.0%		$ 5,219,511

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2010

	Percentages indicated are based on net assets of $5,219,511

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,005,069 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 524,106
		Unrealized depreciation:	(381,718)
		Net unrealized appreciation:	$ 142,388

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2010

Shares			Value
	COMMON STOCK - 97.8%
	BANKS - 37.9%
4,383	Bank of America Corp.		$ 54,568
1,572	BB&T Corp.		34,773
17,901	Citigroup, Inc. *		66,592
4,806	Fifth Third Bancorp		53,106
325	Goldman Sachs Group, Inc. (The)		44,505
1,913	JPMorgan Chase & Co.		69,557
2,575	Morgan Stanley		63,577
812	PNC Financial Services Group, Inc.		41,379
2,974	US Bancorp		61,859
2,709	Wells Fargo & Co.		63,797
			553,713
	COMMERCIAL SERVICES - 3.1%
668	Visa, Inc. - Cl. A		46,079

	DIVERSIFIED FINANCIAL SERVICES - 22.2%
486	Affiliated Managers Group, Inc. *		31,206
1,519	American Express Co.		60,563
752	Ameriprise Financial, Inc.		32,772
122	CME Group, Inc. - Cl. A		30,266
3,876	Discover Financial Services		56,241
650	Franklin Resources, Inc.		62,731
732	T Rowe Price Group, Inc.		32,047
1,255	TD Ameritrade Holding Corp. *		18,336
			324,162
	INSURANCE - 27.5%
779	ACE Ltd.		41,653
1,242	Aflac, Inc.		58,684
538	Berkshire Hathaway, Inc. - Cl. B *		42,384
2,345	Lincoln National Corp.		54,779
1,567	MetLife, Inc.		58,919
1,169	Prudential Financial, Inc.		59,116
942	Travelers Cos, Inc. (The)		46,139
2,042	Unum Group		40,942
			402,616
	REAL ESTATE - 3.4%
3,008	CB Richard Ellis Group, Inc. - Cl. A *		49,391

	REITS - 3.7%
545	Alexandria Real Estate Equities, Inc.		37,807
458	HCP, Inc.		16,131
			53,938

	TOTAL COMMON STOCK (Cost - $1,477,999)		1,429,899

	SHORT-TERM INVESTMENTS - 0.9%
12,840	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/10
	(Cost - $12,840)		12,840

	TOTAL INVESTMENTS - 98.7% (Cost - $1,490,839) (a)		$ 1,442,739

	OTHER ASSETS AND LIABILITIES - 1.3%		19,413

	TOTAL NET ASSETS - 100.0%		$ 1,462,152

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Continued)
August 31, 2010

	Percentages indicated are based on net assets of $1,462,152

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,498,046 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 70,111
		Unrealized depreciation:	(125,418)
		Net unrealized depreciation:	$ (55,307)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2010

Principal			Value
	U.S. GOVERNMENT AND AGENCIES - 35.0%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.7%
$ 156,559	5.375%, 8/15/11		$ 160,717
800,000	5.125%, 10/18/16 +		943,208
			1,103,925
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.7%
700,000	4.125%, 4/15/14 +		773,255
500,000	5.000%, 4/15/15		577,870
500,000	2.250%, 2/24/12		504,645
			1,855,770
	U.S. TREASURY NOTES - 7.4%
200,000	4.000%, 11/15/12		215,484
240,000	3.000%, 9/30/16		257,981
315,000	3.625%, 8/15/19		347,509
100,000	1.375%, 2/15/20		110,094
			931,068
	U.S. TREASURY INFLATION PROTECTION SECURITIES - 4.2%
500,000	1.875%, 1/15/20 +		526,162

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost - $4,024,520)		4,416,925

	CORPORATE BONDS AND NOTES - 61.4%
	BANKS - 13.3%
500,000	Bank of America Corp., 5.75%, 12/1/17		531,870
460,000	BB&T Corp., 3.375%, 9/25/13		482,043
390,000	Citigroup, Inc., 5.30%, 10/17/12		412,289
250,000	Morgan Stanley., 5.625%, 1/9/12		262,323
			1,688,525
	CHEMICALS - 2.7%
300,000	Monsanto Co., 7.375%, 8/15/12		336,030

	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.6%
200,000	Citigroup Commercial Mortgage Trust, 5.378%, 10/15/49		205,850

	DIVERSIFIED FINANCIAL SERVICES - 11.1%
500,000	Caterpillar Financial Services Corp., 5.125%, 10/12/11		525,020
628,000	General Electric Capital Corp., 5.500%, 1/8/20		692,313
100,000	John Deere Capital Corp., 4.90%, 9/9/13		110,849
65,000	National Rural Utilities Cooperative Finance Corp., 4.35%, 11/15/11		67,048
			1,395,230
	ELECTRIC - 7.6%
200,000	DPL, Inc., 6.875%, 9/1/11		210,946
510,000	FPL Group Capital, Inc., 5.625%, 9/1/11		533,807
200,000	Public Service Electric & Gas Co., 5.125%, 9/1/12		215,656
			960,409
	FOOD - 3.0%
325,000	Kraft Foods, Inc., 6.75%, 2/19/14		376,870

	GAS - 4.2%
400,000	Consolidated Natural Gas Co., 6.250%, 11/1/11		423,280
100,000	Southern California Gas Co., 5.500%, 3/15/14		113,831
			537,111
	HEALTHCARE-PRODUCTS - 2.7%
300,000	Hospira, Inc., 5.90%, 6/15/14		336,114

	INSURANCE - 9.0%
275,000	PartnerRe Finance LLC, 5.500%, 6/1/20		282,728
170,000	Protective Life Corp., 7.375%, 10/15/19		190,145
300,000	Prudential Financial, Inc., 6.00%, 12/1/17		334,506
320,000	WR Berkley Corp., 5.60%, 5/15/15		334,928
			1,142,307

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2010

Principal			Value
	MACHINERY-CONSTRUCTION & MINING - 0.8%
$ 100,000	Caterpillar, Inc., 6.55%, 5/1/11 +		$ 104,068

	OIL & GAS SERVICES - 4.6%
210,000	Smith International, Inc., 9.75%, 3/15/19		298,334
220,000	Weatherford International, Ltd., 9.625%, 3/1/19		288,259
			586,593
	TELECOMMUNICATIONS - 0.8%
100,000	Verizon Communications, Inc., 5.35%, 2/15/11		102,203

	TOTAL CORPORATE BONDS AND NOTES (Cost - $7,265,075)		7,771,310
Shares
	SHORT-TERM INVESTMENTS - 2.5%
317,364	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 0.01%, 9/1/10
	(Cost - $317,364)		317,364
Principal
	COLLATERAL FOR SECURITIES LOANED - 19.0%
$ 2,424,125	BNY Mellon Overnight Government Fund, to yield 0.22%, 9/1/10 with a maturity
	value of $2,424,140 (Fully collateralized by U.S. government agencies & obligations)
	(Cost - $2,424,125)		2,424,125

	TOTAL INVESTMENTS - 117.9% (Cost - $14,031,084) (a)		$ 14,929,724

	OTHER ASSETS AND LIABILITIES - (17.9)%		(2,267,458)

	TOTAL NET ASSETS - 100.0%		$ 12,662,266

	Percentages indicated are based on net assets of $12,662,266

	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,031,084 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 898,916
		Unrealized depreciation:	(276)
		Net unrealized appreciation:	$ 898,640

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2010

Principal			Value
	MUNICIPAL BONDS - 93.7%
	ALASKA - 4.8%
	Education - 4.8%
$ 150,000	City of Anchorage Schools, Series A, 5.00%, 10/1/20		$ 171,918

	CALIFORNIA - 10.4%
	Education - 4.0%
125,000	Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA		144,406
	General Obligation - 6.4%
100,000	Grossmont-Cuyamaca, CA Community College District, Series B, 5.00%, 8/1/23		118,878
100,000	State of California, Variable Purpose, 5.00%, 3/1/21		111,725
			230,603
			375,009
	CONNECTICUT - 2.9%
	General Obligation - 2.9%
100,000	Wilton, CT, 2.00%, 2/1/15		103,329

	COLORADO - 2.8%
	Public Facilities - 2.8%
100,000	Denver, CO City & County Excise Tax Revenue, 5.50%, 9/1/17, FSA		102,580

	DISTRICT OF COLUMBIA - 2.8%
	Public Facilities - 2.8%
100,000	Washington D.C. Convention Center Authority, Series A, 4.50%, 10/1/30, AMBAC		100,885

	FLORIDA - 2.5%
	Education - 2.5%
75,000	Florida State Board of Education, 5.00%, 1/1/18		90,179

	IOWA - 2.9%
	Education - 2.9%
100,000	University of Iowa Revenue, 3.50%, 7/1/22		104,674

	KENTUCKY - 4.4%
	Education - 4.4%
150,000	Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23		158,408

	MAINE - 4.1%
	Education - 4.1%
140,000	University of Maine System Revenue, 4.50%, 3/1/26		147,361

	MISSOURI - 4.3%
	Education - 4.3%
130,000	Kirksville R-III School District, 5.00%, 3/1/20		154,275

	NEW JERSEY - 7.2%
	General Obligation - 3.7%
125,000	Passaic, NJ, 3.25%, 8/1/18		134,291
	Housing - 3.5%
125,000	New Jersey Economic Development Authority, 5.35%, 2/1/38, MBIA		125,006
			259,297
	NEW YORK - 8.2%
	General Obligation - 8.2%
150,000	City of New York, 5.00%, 8/1/23, FSA		163,209
130,000	Dunkirk, NY City School District, 3.50%, 6/15/23		131,308
			294,517
	NORTH CAROLINA - 7.5%
	General Obligation - 3.0%
100,000	Mecklenburg County, Series B, 4.50%, 2/1/18		105,814
	Water/Sewer - 4.5%
150,000	Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23		163,620
			269,434
See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2010

Principal			Value
	OHIO - 2.9%
	Education - 2.9%
$ 100,000	Marysville Exempt Village School District, 4.375%, 12/1/29, MBIA		$ 103,928

	PENNSYLVANIA - 4.3%
	General Obligation - 4.3%
150,000	Philadelphia, 4.90%, 9/15/20, FSA		153,029

	SOUTH DAKOTA - 3.2%
	General Obligation - 3.2%
100,000	Heartland Consumers Power District Electric, Revenue, 6.00%, 1/1/17, FSA		115,423

	TEXAS - 7.5%
	General Obligation - 3.1%
100,000	San Antonio, TX Electric & Gas, Revenue, 4.00%, 2/1/16		112,369
	Water/Sewer - 4.4%
150,000	State Water Assistance, Series A, 4.50%, 8/1/22		156,158
			268,527
	UTAH - 4.6%
	Education - 4.6%
150,000	State Board Regents Revenue, 5.25%, 12/1/14, AMBAC		165,973

	WEST VIRGINIA - 3.6%
	Housing - 3.6%
130,000	West Virginia Economic Development Authority - Series A, 5.35%, 6/15/26, MBIA		129,886

	WISCONSIN - 2.8%
	Health/Hospital - 2.8%
100,000	State Health & Educational Facilities Authority, Revenue, 5.25%, 8/15/19, AMBAC		100,354

	TOTAL MUNICIPAL BONDS (Cost - $3,248,169)		3,368,986
Shares
	SHORT-TERM INVESTMENTS - 5.0%
181,345	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/10
	(Cost - $181,345)		181,345

	TOTAL INVESTMENTS - 98.7% (Cost - $3,429,514) (a)		$ 3,550,331

	OTHER ASSETS AND LIABILITIES - 1.3%		45,589

	TOTAL NET ASSETS - 100.0%		$ 3,595,920

	Percentages indicated are based on net assets of $3,595,920

	AMBAC	Insured by AMBAC Indemnity Corporation
	FSA	Insured by Federal Security Assurance
	MBIA	Insured by Municipal Bond Insurance Association

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,429,514 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 120,817
		Unrealized depreciation:	-
		Net unrealized appreciation:	$ 120,817

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2010

Principal		Value
	U.S. GOVERNMENT AGENCIES - 11.1%
	FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES - 6.1%
$ 1,200,000	To Yield 0.245%, 1/19/11	$ 1,198,857

	FEDERAL NATIONAL MORTGAGE DISCOUNT NOTES - 5.0%
1,000,000	To Yield 0.245%, 1/12/11	999,094

	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $2,197,951)	2,197,951

	REPURCHASE AGREEMENT - 88.9%
17,566,000	Bank of America, 0.24%, due 9/1/10 with a full maturity value of $17,566,117
	(Fully collateralized by $14,834,100 U.S. Treasury Note, 5.125%, due 5/15/2016
	with a full maturity value of $17,917,379)	17,566,000
	(Cost - $17,566,000)

	TOTAL INVESTMENTS - 100.0% (Cost - $19,763,951)(a)	$ 19,763,951

	OTHER ASSETS AND LIABILITIES - 0.0%	2,383

	TOTAL NET ASSETS - 100.0%	$ 19,766,334

	Percentages indicated are based on net assets of $19,766,344

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2010

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Capitalization	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities) (Note 5)	$ 16,602,788	$ 20,934,117	$ 10,988,254	$ 9,976,445	$ 8,116,514	$ 15,795,018
Investments, at value (including collateral on
loaned securities) (Note 5)	$ 16,216,996	$ 23,374,653	$ 11,404,761	$ 10,448,398	$ 7,716,215	$ 15,205,626
Cash	-	-	-	-	-	-
Receivable for securities sold	-	-	15,334	-	-	-
Receivable for fund shares sold	15	75	30	20	50	40
Interest and dividends receivable	15,855	13,764	21,478	8,697	33,057	67,160
Prepaid expenses and other assets	35,604	60,652	34,441	30,974	33,896	37,182
Total Assets	16,268,470	23,449,144	11,476,044	10,488,089	7,783,218	15,310,008

Liabilities:
Securities lending collateral	-	1,249,109	255,194	251,860	-	955,456
Payable for securities purchased	-	-	39,142	-	-	-
Payable for fund shares redeemed	2,433	358	41	7,041	181	240
Payable to manager	9,862	13,089	7,610	6,019	5,294	16,307
Custody fees payable	2,885	4,878	22,370	3,305	4,001	3,294
Administration fees payable	1,226	1,005	1,614	-	373	248
Compliance officer fees payable	1,838	2,901	2,197	861	1,535	2,079
Payable for distribution (12b-1) fees	-	3,440	862	379	371	-
Accrued expenses and other liabilities	35,184	44,223	23,820	10,293	11,502	15,628
Total Liabilities	53,428	1,319,003	352,850	279,758	23,257	993,252

Net Assets	$ 16,215,042	$ 22,130,141	$ 11,123,194	$ 10,208,331	$ 7,759,961	$ 14,316,756

Net Assets:
Par value of shares of beneficial interest	$ 15,836	$ 15,598	$ 14,255	$ 15,099	$ 8,080	$ 9,750
Paid in capital	31,816,614	34,668,505	13,737,014	10,784,593	12,910,633	59,814,181
Undistributed net investment income (loss)	-	-	-	-	71,145	-
Accumulated net realized gain
(loss) on investments	(15,231,616)	(14,994,498)	(3,044,582)	(1,063,314)	(4,829,330)	(44,920,308)
Net unrealized appreciation
(depreciation) on investments	(385,792)	2,440,536	416,507	471,953	(400,567)	(586,867)
Net Assets	$ 16,215,042	$ 22,130,141	$ 11,123,194	$ 10,208,331	$ 7,759,961	$ 14,316,756

Net Asset Value Per Share
Class I
Net Assets	$ 15,475,342	$ 20,075,500	$ 8,642,791	$ 9,737,302	$ 7,417,558	$ 7,604,784
Shares of beneficial interest outstanding	1,504,034	1,406,519	1,094,722	1,422,141	769,568	506,437
Net asset value/offering price (a)	$ 10.29	$ 14.27	$ 7.89	$ 6.85	$ 9.64	$ 15.02

Class A
Net Assets	$ 56,876	$ 1,084,541	$ 2,173,174	$ 14,707	$ 21,765	$ 4,832,630
Shares of beneficial interest outstanding	5,591	77,255	287,267	2,188	2,257	330,968
Net asset value (a)	$ 10.17	$ 14.04	$ 7.56	$ 6.72	$ 9.64	$ 14.60
Offering price per share	$ 10.79	$ 14.90	$ 8.03	$ 7.13	$ 10.23	$ 15.49
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 36,883	$ 33,974	$ 39,791	$ 31,784	$ 18,058	$ 213,488
Shares of beneficial interest outstanding	3,991	2,668	5,619	5,994	2,022	15,681
Net asset value/offering price (b)	$ 9.24	$ 12.74	$ 7.08	$ 5.30	$ 8.93	$ 13.61

Class C
Net Assets	$ 645,941	$ 936,126	$ 267,438	$ 424,538	$ 302,580	$ 1,665,854
Shares of beneficial interest outstanding	69,944	73,347	37,873	79,559	34,178	121,903
Net asset value/offering price (b)	$ 9.24	$ 12.76	$ 7.06	$ 5.34	$ 8.85	$ 13.67

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

August 31, 2010

				Investment		U.S.
	Technology &	Energy & Basic	Financial	Quality	Municipal	Government
	Communications	Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities) (Note 5)	$ 21,603,534	$ 4,964,110	$ 1,490,839	$ 14,031,084	$ 3,429,514	$ 19,763,951
Investments, at value (including collateral on
loaned securities) (Note 5)	$ 24,363,274	$ 5,147,457	$ 1,442,739	$ 14,929,724	$ 3,550,331	$ 19,763,951
Cash	-	-	-	-	-	260
Receivable for securities sold	422,177	86,788	-	-	-	-
Receivable for fund shares sold	67,854	80	40	50	25	-
Interest and dividends receivable	5,000	5,324	904	168,827	34,035	98
Receivable from manager	-	-	-	-	-	14,795
Prepaid expenses and other assets	54,989	28,353	25,398	32,757	22,790	48,684
Total Assets	24,913,294	5,268,002	1,469,081	15,131,358	3,607,181	19,827,788

Liabilities:
Securities lending collateral	1,657,097	-	-	2,424,125	-	-
Payable for securities purchased	927,260	-	-	-	-	-
Payable for fund shares redeemed	101,856	-	-	191	-	171
Payable to manager	21,925	6,113	608	5,713	451	-
Payable for distribution (12b-1) fees	7,664	863	67	-	207	-
Compliance officer fees payable	406	1,891	1,138	1,571	316	3,642
Due to Custodian	-	26,057	-	-	-	-
Custody fees payable	4,634	3,396	1,521	3,219	1,231	6,551
Administration fees payable	213	499	-	2,199	431	23,770
Dividends payable	-	-	-	509	231	1
Accrued expenses and other liabilities	14,996	9,672	3,595	31,565	8,394	27,319
Total Liabilities	2,736,051	48,491	6,929	2,469,092	11,261	61,454

Net Assets	$ 22,177,243	$ 5,219,511	$ 1,462,152	$ 12,662,266	$ 3,595,920	$ 19,766,334

Net Assets:
Par value of shares of beneficial interest	$ 21,286	$ 4,758	$ 2,629	$ 12,030	$ 3,575	$ 197,837
Paid in capital	21,473,116	7,617,960	2,820,347	11,558,519	3,511,878	19,569,248
Undistributed net investment income (loss)	-	-	-	-	-	-
Accumulated net realized gain
(loss) on investments and options written	(2,076,899)	(2,586,554)	(1,312,747)	193,077	(40,350)	(751)
Net unrealized appreciation
(depreciation) on investments and options	2,759,740	183,347	(48,077)	898,640	120,817	-
Net Assets	$ 22,177,243	$ 5,219,511	$ 1,462,152	$ 12,662,266	$ 3,595,920	$ 19,766,334

Net Asset Value Per Share
Class I
Net Assets	$ 8,650,987	$ 3,142,703	$ 1,216,112	$ 11,997,102	$ 3,088,943	$ 19,252,696
Shares of beneficial interest outstanding	811,205	277,815	216,944	1,139,937	307,156	19,270,603
Net asset value/offering price (a)	$ 10.66	$ 11.31	$ 5.61	$ 10.52	$ 10.06	$ 1.00

Class A
Net Assets	$ 12,405,401	$ 1,839,531	$ 213,571	$ 90,864	$ 140,201	$ 103,439
Shares of beneficial interest outstanding	1,199,952	172,217	39,491	8,625	13,934	103,444
Net asset value (a)	$ 10.34	$ 10.68	$ 5.41	$ 10.54	$ 10.06	$ 1.00
Offering price per share	$ 10.97	$ 11.33	$ 5.74	$ 11.18	$ 10.67	$ 1.00
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 253,075	$ 51,182	$ 3,874	$ 15,391	$ 2,385	$ 38,819
Shares of beneficial interest outstanding	26,765	5,516	774	1,461	233	38,736
Net asset value/offering price (b)	$ 9.46	$ 9.28	$ 5.01	$ 10.54	$ 10.22	$ 1.00

Class C
Net Assets	$ 867,780	$ 186,095	$ 28,595	$ 558,909	$ 364,391	$ 371,380
Shares of beneficial interest outstanding	90,644	20,203	5,722	53,024	36,143	370,899
Net asset value/offering price (b)	$ 9.57	$ 9.21	$ 5.00	$ 10.54	$ 10.08	$ 1.00

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2010

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Capitalization	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 60	$ 18	$ 24	$ 68	$ 20	$ 51
Dividend income	244,192	130,790	197,674	125,051	250,126	260,843
Securities lending income	434	640	575	728	-	919
Less: Foreign withholding taxes	-	-	-	-	(18,919)	(9,164)
Total Investment Income	244,686	131,448	198,273	125,847	231,227	252,649

Operating Expenses:
Management fees	114,992	161,561	97,127	52,949	52,208	206,791
Distribution (12b-1) fees:
Class A Shares	212	1,926	9,582	44	79	22,201
Class B Shares	695	504	568	275	145	3,729
Class C Shares	7,138	11,299	2,998	3,717	2,901	19,323
Administration fees	94,276	140,719	80,130	43,457	54,006	104,306
Professional fees	26,865	32,543	23,436	7,033	11,143	26,602
Printing and postage expense	14,191	15,641	9,972	5,993	6,946	14,651
Compliance officer fees	8,278	10,874	5,814	3,497	3,176	7,669
Trustees' fees	7,687	10,096	5,402	3,245	2,949	7,121
Registration fees	7,501	15,002	17,502	12,501	12,501	15,002
Custodian fees	1,000	12,001	38,500	7,501	11,001	8,501
Miscellaneous expenses	2,499	3,498	4,502	3,914	6,051	9,059
Total Operating Expenses	285,334	415,664	295,533	144,126	163,106	444,955
Less: Expenses waived and/or reimbursed	-	-	-	-	-	-
Less: Expenses reduced by commission
recapture agreement	(23,284)	(6,798)	(1,813)	-	(2,465)	(3,478)
Net Operating Expenses	262,050	408,866	293,720	144,126	160,641	441,477

Net Investment Income (Loss)	(17,364)	(277,418)	(95,447)	(18,279)	70,586	(188,828)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	693,632	4,521,278	509,167	1,338,525	(228,147)	843,880
Foreign currency transactions	-	-	-	-	(13,557)	(45)
Net realized gain (loss)	693,632	4,521,278	509,167	1,338,525	(241,704)	843,835

Net change in unrealized appreciation
(depreciation) from Investments
and Foreign currency transactions	(547,565)	(803,534)	(93,416)	(724,472)	506,540	293,854
Net Realized and Unrealized
Gain (Loss) on Investments	146,067	3,717,744	415,751	614,053	264,836	1,137,689

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 128,703	$ 3,440,326	$ 320,304	$ 595,774	$ 335,422	$ 948,861

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended August 31, 2010

				Investment		U.S.
	Technology &	Energy &	Financial	Quality	Municipal	Government
	Communications	Basic Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 99	$ 24	$ 8	$ 663,830	$ 118,116	$ 37,609
Dividend income	46,141	53,245	17,417	-	-	-
Securities lending income	5,819	-	-	488	-	-
Less: Foreign withholding taxes	(731)	(1,148)	(247)	-	-	-
Total Investment Income	51,328	52,121	17,178	664,318	118,116	37,609

Operating Expenses:
Management fees	194,670	74,323	19,242	77,025	16,809	110,469
Distribution (12b-1) fees:
Class A Shares	28,925	8,990	1,113	248	226	350
Class B Shares	2,937	1,203	45	202	26	454
Class C Shares	5,451	2,039	310	6,086	3,642	3,720
Administration fees	110,668	36,405	11,067	88,880	22,218	120,114
Custodian fees	27,951	10,001	8,001	6,001	2,402	16,502
Professional fees	22,419	8,657	887	28,813	5,267	16,110
Printing and postage expense	25,978	5,442	4,412	11,870	2,420	22,134
Registration fees	15,002	15,002	10,001	15,002	15,002	27,499
Compliance officer fees	6,895	2,592	708	7,924	1,661	12,910
Trustees' fees	6,709	2,405	657	6,428	1,810	13,490
Treasury insurance expense	-	-	-	-	-	1,518
Miscellaneous expenses	13,360	2,500	3,800	3,747	1,501	3,500
Total Operating Expenses	460,965	169,559	60,243	252,226	72,984	348,770
Less: Expenses waived and/or reimbursed	-	-	(12,580)	-	(11,041)	(313,489)
Less: Expenses reduced by commission
recapture agreement	(5,139)	(79)	(168)	-	-	-
Net Operating Expenses	455,826	169,480	47,495	252,226	61,943	35,281

Net Investment Income (Loss)	(404,498)	(117,359)	(30,317)	412,092	56,173	2,328

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	4,598,154	239,556	(63,653)	408,340	(7,519)	-
Foreign currency transactions	13	(34)	(1,198)	-	-	-
Net realized gain (loss)	4,598,167	239,522	(64,851)	408,340	(7,519)	-

Net change in unrealized appreciation
(depreciation) from Investments
and Foreign currency transactions	(55,561)	193,897	(99,645)	88,444	131,767	-
Net Realized and Unrealized
Gain (Loss) on Investments	4,542,606	433,419	(164,496)	496,784	124,248	-

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 4,138,108	$ 316,060	$ (194,813)	$ 908,876	$ 180,421	$ 2,328

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009
Operations:
Net investment income (loss)	$ (17,364)	$ (48,808)	$ (277,418)	$ (256,317)	$ (95,447)	$ (71,028)
Net realized gain (loss) on investments	693,632	(4,895,365)	4,521,278	(9,641,169)	509,167	(3,489,917)
Net change in unrealized appreciation
(depreciation) on investments	(547,565)	538,331	(803,534)	(188,575)	(93,416)	536,601
Net increase (decrease) in net assets
resulting from operations	128,703	(4,405,842)	3,440,326	(10,086,061)	320,304	(3,024,344)

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Net Investment Income:
Class I	-	(354,282)	-	(62,832)	-	-
Class A	-	(1,034)	-	(127)	-	-
Class B	-	(3,517)	-	-	-	-
Class C	-	(16,274)	-	(41)	-	-
Total Dividends and Distributions
to Shareholders	-	(375,107)	-	(63,000)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	4,376,229	2,044,261	5,036,385	3,401,909	2,820,393	1,620,384
Class A	18,359	91,835	1,072,332	120,856	76,507	48,007
Class B	11,999	-	1,825	-	1,881	4,163
Class C	196,736	74,297	100,454	78,004	51,940	40,221
Reinvestment of dividends
and distributions
Class I	-	347,418	-	61,413	-	-
Class A	-	977	-	114	-	-
Class B	-	3,516	-	-	-	-
Class C	-	16,188	-	41	-	-
Cost of shares redeemed
Class I	(5,571,841)	(3,371,878)	(10,002,138)	(5,465,678)	(4,037,569)	(2,666,225)
Class A	(4,396)	(71,760)	(11,874)	(94,326)	(278,474)	(139,433)
Class B	(117,620)	(82,561)	(70,270)	(26,900)	(81,000)	(201,318)
Class C	(293,450)	(130,044)	(474,550)	(211,725)	(99,732)	(117,337)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(1,383,984)	(1,077,751)	(4,347,836)	(2,136,292)	(1,546,054)	(1,411,538)

Total Increase (Decrease) in Net Assets	(1,255,281)	(5,858,700)	(907,510)	(12,285,353)	(1,225,750)	(4,435,882)

Net Assets:
Beginning of year	17,470,323	23,329,023	23,037,651	35,323,004	12,348,944	16,784,826
End of year*	$ 16,215,042	$ 17,470,323	$ 22,130,141	$ 23,037,651	$ 11,123,194	$ 12,348,944
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009
Operations:
Net investment income (loss)	$ (18,279)	$ (468)	$ 70,586	$ 97,239	$ (188,828)	$ (216,703)
Net realized gain (loss) on investments
and foreign currency transactions	1,338,525	(2,311,843)	(241,704)	(2,389,575)	843,835	(894,995)
Net change in unrealized appreciation
(depreciation) on investments	(724,472)	(459,393)	506,540	296,996	293,854	287,362
Net increase (decrease) in net assets
resulting from operations	595,774	(2,771,704)	335,422	(1,995,340)	948,861	(824,336)

Distributions to Shareholders:
Net Realized Gains:
Class I	-	(1,013,474)	-	-	-	-
Class A	-	(2,648)	-	-	-	-
Class B	-	(9,467)	-	-	-	-
Class C	-	(51,776)	-	-	-	-
Net Investment Income:
Class I	-	(4,002)	(91,604)	(118,258)	-	-
Class A	-	-	(199)	(168)	-	-
Class B	-	-	-	(587)	-	-
Class C	-	-	(1,665)	(5,988)	-	-
Total Dividends and Distributions
to Shareholders	-	(1,081,367)	(93,468)	(125,001)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	4,668,299	1,965,668	2,922,234	861,710	919,419	2,367,388
Class A	29,600	20,153	4,844	7,358	703,235	55,342
Class B	12,664	704	9,374	-	-	-
Class C	190,297	59,617	114,775	11,181	15,531	19,236
Reinvestment of dividends
and distributions
Class I	-	944,244	90,050	116,209	-	-
Class A	-	2,648	199	168	-	-
Class B	-	9,467	-	587	-	-
Class C	-	47,288	1,452	5,402	-	-
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	5	-	-	-	-	-
Cost of shares redeemed
Class I	(2,481,427)	(3,383,679)	(2,237,356)	(1,480,656)	(2,288,048)	(1,933,481)
Class A	(17,705)	(16,633)	(400)	(40,103)	(1,492,067)	(1,101,467)
Class B	(34,319)	(29,973)	(22,404)	(9,153)	(329,143)	(1,699,800)
Class C	(122,785)	(57,659)	(112,751)	(103,502)	(435,395)	(318,235)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	2,244,629	(438,155)	770,017	(630,799)	(2,906,468)	(2,611,017)

Total Increase (Decrease) in Net Assets	2,840,403	(4,291,226)	1,011,971	(2,751,140)	(1,957,607)	(3,435,353)

Net Assets:
Beginning of year	7,367,928	11,659,154	6,747,990	9,499,130	16,274,363	19,709,716
End of year*	$ 10,208,331	$ 7,367,928	$ 7,759,961	$ 6,747,990	$ 14,316,756	$ 16,274,363
* Includes undistributed net investment
income (loss) at end of year	$ -	$ 3,824	$ 71,145	$ 93,467	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009
Operations:
Net investment income (loss)	$ (404,498)	$ (287,145)	$ (117,359)	$ (70,476)	$ (30,317)	$ (9,083)
Net realized gain (loss) on investments
and foreign currency transactions	4,598,167	(2,555,990)	239,522	(2,815,158)	(64,851)	(1,011,477)
Net change in unrealized appreciation
(depreciation) on investments	(55,561)	553,877	193,897	(871,288)	(99,645)	362,872
Net increase (decrease) in net assets
resulting from operations	4,138,108	(2,289,258)	316,060	(3,756,922)	(194,813)	(657,688)

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	(793,992)	-	-
Class A	-	-	-	(746,941)	-	-
Class B	-	-	-	(209,405)	-	-
Class C	-	-	-	(33,263)	-	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	-	(1,783,601)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	2,409,464	1,181,701	1,154,609	1,132,975	891,570	347,520
Class A	6,644,179	101,015	417,970	119,685	4,238	1,369
Class B	-	-	2,386	37,174	1,630	-
Class C	379,358	21,385	60,231	74,375	9,245	2,832
Reinvestment of dividends
and distributions
Class I	-	-	-	776,862	-	-
Class A	-	-	-	671,829	-	-
Class B	-	-	-	201,778	-	-
Class C	-	-	-	33,264	-	-
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(2,317,178)	(1,080,773)	(1,331,190)	(602,631)	(638,598)	(300,449)
Class A	(1,834,650)	(826,137)	(672,000)	(1,184,915)	(106,555)	(241,127)
Class B	(169,775)	(447,126)	(124,610)	(654,213)	(8,405)	(117,863)
Class C	(115,536)	(65,126)	(48,854)	(20,303)	(11,239)	(11,629)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	4,995,862	(1,115,061)	(541,458)	585,880	141,886	(319,347)

Total Increase (Decrease) in Net Assets	9,133,970	(3,404,319)	(225,398)	(4,954,643)	(52,927)	(977,035)

Net Assets:
Beginning of year	13,043,273	16,447,592	5,444,909	10,399,552	1,515,079	2,492,114
End of year*	$ 22,177,243	$ 13,043,273	$ 5,219,511	$ 5,444,909	$ 1,462,152	$ 1,515,079
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009
Operations:
Net investment income (loss)	$ 412,092	$ 406,390	$ 56,173	$ 77,854	$ 2,328	$ 24,626
Net realized gain (loss) on investments	408,340	(156,933)	(7,519)	(32,831)	-	-
Net change in unrealized appreciation
(depreciation) on investments	88,444	549,239	131,767	(3,039)	-	-
Net increase (decrease) in net assets
resulting from operations	908,876	798,696	180,421	41,984	2,328	24,626

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	(27,387)	-	-
Class A	-	-	-	(466)	-	-
Class B	-	-	-	(583)	-	-
Class C	-	-	-	(3,645)	-	-
Net Investment Income:
Class I	(397,963)	(397,250)	(51,686)	(72,715)	(2,278)	(28,960)
Class A	(1,620)	(1,407)	(881)	(762)	(8)	(53)
Class B	(400)	(786)	(24)	(846)	(4)	(126)
Class C	(12,109)	(11,946)	(3,582)	(5,531)	(38)	(478)
Total Dividends and Distributions
to Shareholders	(412,092)	(411,389)	(56,173)	(111,935)	(2,328)	(29,617)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	2,435,271	3,673,570	1,286,648	1,124,161	11,682,233	19,999,514
Class A	65,962	38,257	93,464	40,103	41,475	111,006
Class B	-	358	-	2,213	-	-
Class C	60,553	120,037	10,626	76,664	332,169	283,836
Reinvestment of dividends
and distributions
Class I	391,302	389,923	49,234	96,134	2,262	28,807
Class A	1,163	1,088	40	1,204	6	25
Class B	401	791	24	1,429	4	121
Class C	11,883	11,615	3,580	9,176	37	477
Cost of shares redeemed
Class I	(5,436,975)	(3,646,741)	(866,048)	(1,711,855)	(19,259,002)	(19,797,679)
Class A	(32,544)	(38,124)	-	-	(20,154)	(73,192)
Class B	(7,303)	(47,335)	(55,090)	(1)	(67,329)	(15,063)
Class C	(226,961)	(124,572)	(78,883)	(7,442)	(432,687)	(244,097)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(2,737,248)	378,867	443,595	(368,214)	(7,720,986)	293,755

Total Increase (Decrease) in Net Assets	(2,240,464)	766,174	567,843	(438,165)	(7,720,986)	288,764

Net Assets:
Beginning of year	14,902,730	14,136,556	3,028,077	3,466,242	27,487,320	27,198,556
End of year*	$ 12,662,266	$ 14,902,730	$ 3,595,920	$ 3,028,077	$ 19,766,334	$ 27,487,320
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2010

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the “Portfolios”).  Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Energy & Basic Materials, Financial Services and Large Capitalization Growth; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization, Municipal Bond and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Milestone Capital  Management LLC serves as Adviser to U.S. Government Money Market.  Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.   Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

    The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions).   Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase.   Such fees are paid directly to the Portfolio from which the redemption is made.   Please see the Trust’s prospectus for additional details.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a) Valuation of Investments

     Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date.   Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value.   Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.   The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2010 (Continued)

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of August 31, 2010 for the Portfolio’s assets and liabilities measured at fair value:

Large Capitalization Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	16,038,626	-	-	16,038,626
Money Market Funds	178,370	-	-	178,370
Total	16,216,996	-	-	16,216,996

Large Capitalization Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	22,064,267	-	-	22,064,267
Money Market Funds	61,277	-	-	61,277
Collateral for Securities Loaned	1,249,109	-	-	1,249,109
Total	23,374,653	-	-	23,374,653

Mid Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	10,405,627	-	-	10,405,627
Exchange Traded Funds	539,980	-	-	539,980
Money Market Funds	203,960	-	-	203,960
Collateral for Securities Loaned	255,194	-	-	255,194
Total	11,404,761	-	-	11,404,761

Small Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	9,397,409	-	-	9,397,409
Money Market Funds	799,129	-	-	799,129
Collateral for Securities Loaned	251,860			251,860
Total	10,448,398	-	-	10,448,398

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	949,067	6,762,798	-	7,711,865
Money Market Funds	4,350	-	-	4,350
Total	953,417	6,762,798	-	7,716,215

Health & Biotechnology

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	13,896,434	-	-	13,896,434
Money Market Funds	353,736	-	-	353,736
Collateral for Securities Loaned	955,456	-	-	955,456
Total	15,205,626	-	-	15,205,626

Technology & Communications

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	21,636,852	-	-	21,636,852
Money Market Funds	1,069,325	-	-	1,069,325
Collateral for Securities Loaned	1,657,097	-	-	1,657,097
Total	24,363,274	-	-	24,363,274

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2010 (Continued)

The following tables summarize the inputs used as of August 31, 2010 for the Portfolio’s assets and liabilities measured at fair value:

Energy & Basic Materials

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	5,147,457	-	-	5,147,457
Total	5,147,457	-	-	5,147,457

Financial Services

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	1,429,899	-	-	1,429,899
Money Market Funds	12,840	-	-	12,840
Total	1,442,739	-	-	1,442,739

Investment Quality Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes	-	12,188,235	-	12,188,235
Money Market Funds	317,364	-	-	317,364
Collateral for Securities Loaned	2,424,125	-	-	2,424,125
Total	2,741,489	12,188,235	-	14,929,724

Municipal Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes	-	3,368,986	-	3,368,986
Money Market Funds	181,345	-	-	181,345
Total	181,345	3,368,986	-	3,550,331

U.S. Government Money Market

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes	-	2,197,951	-	2,197,951
Repurchase Agreement	-	17,566,000	-	17,566,000
Total	-	19,763,951	-	19,763,951

The Portfolios did not hold any Level 3 securities during the period.

Refer to the Schedules of Investments for industry Classifications.

(b) Federal Income Tax

     It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders.  Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

Assets	2011	2012	2014	2015	2016	2017	2018	Total
Large Capitalization Value	$ -	$ -	$ -	$ -	$ -	$ 11,999,758	$ 2,343,762	$ 14,343,520
Large Capitalization Growth	9,654,252	-	-	-	-	4,861,482	466,182	14,981,916
Mid Capitalization	-	-	-	-	-	2,109,887	770,755	2,880,642
Small Capitalization	-	-	-	-	-	998,027	-	998,027
International Equity	2,172,690	-	-	-	-	405,567	1,863,505	4,441,762
Health & Biotechnology	43,129,921	-	677,231	-	-	-	1,007,351	44,814,503
Technology & Communications	771,148	-	-	-	-	1,136,075	-	1,907,223
Energy & Basic Materials	-	-	-	-	-	1,453,560	1,049,270	2,502,830
Financial Services	-	-	-	-	-	691,022	582,779	1,273,801
Investment Quality Bond	-	-	-	-	-	-	-	-
Municipal Bond	-	-	-	-	-	-	38,979	38,979
U.S. Government Money Market	-	751	-	-	-	-	-	751

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2007-2009 returns and expected to be taken in the Portfolios’ 2010 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Portfolios identify its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Portfolios make significant investments.  The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2010, the Portfolios did not incur any interest or penalties.

For the year ended August 31, 2010 the Small Capitalization and Investment Quality Bond Portfolios utilized $304,789 and $122,341 of capital loss carryforwards respectively.

      (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2010 (Continued)

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

     (f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price.  The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price.  In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

     The accounting records are maintained in U.S. dollars.   All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.    In addition, certain of the Portfolios may enter into forward foreign currency contracts.

These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss.   Realized gains or losses are recognized when contracts are settled.

2.

MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

     For the year ended August 31, 2010, the Manager waived $12,580 for Financial Services, $11,041 for Municipal Bond, and $297,465 for U.S. Government Money Market.

(b) Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected were $65,926 for the year ended August 31, 2010.  The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2010 (Continued)

In addition, certain affiliates of GFS provide ancillary services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”)(formerly Fund Compliance Services, LLC), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended August 31, 2010, the Trust incurred expenses of $71,998 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the year ended August 31, 2010, the Trust paid GemCom $110,553 for EDGAR and printing services performed.

Certain officers of GFS and NLCS are also officers of the Trust.

     (c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares.   A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager or other entities for providing support services.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.   For the year ended August 31, 2010, the Distributor waived $4,524 in fees for the U.S. Government Money Market Portfolio.

    Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

     For the year ended August 31, 2010, the Distributor, Northern Lights Distributors, LLC (“NLD”) received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC's
	Class A	Class C
Large Capitalization Value	$ -	$ 241
Large Capitalization Growth	-	66
Mid Capitalization	2	41
Small Capitalization	-	15
International Equity	-	22
Health & Biotechnology	21	40
Technology & Communications	26	11
Energy & Basic Materials	-	11
Financial Services	-	4
Investment Quality Bond	-	314
Municipal Bond	-	16
U.S. Government Money Market	-	189

(d) The Trust and the Manager have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at August 31, 2010 for each portfolio were:  3.00%, 3.60%, 3.60% and 2.60% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth,  Mid Capitalization, and Small Capitalization; 3.30%, 3.90%, 3.90% and 2.90% for Class A, B, C and I shares, respectively, of International Equity; 2.30%, 2.90%, 2.90% and 1.90% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares respectively, of U.S. Government Money Market; 3.40%, 4.00%, 4.00% and 3.00% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services.  Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap.   The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which, certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio.   For the  year  ended August 31, 2010, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $23,284; Large Capitalization Growth, $6,798; Mid Capitalization, $1,813; International Equity, $2,465; Health & Biotechnology, $3,478; Technology & Communications, $5,139; Energy & Basic Materials, $79; and Financial Services, $168.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2010 (Continued)

3.

INVESTMENT TRANSACTIONS

     (a) For the year ended August 31, 2010, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$ 17,167,583	$ 18,589,024
Large Capitalization Growth	36,424,861	40,968,796
Mid Capitalization	15,618,000	17,353,933
Small Capitalization	6,449,227	4,903,642
International Equity	11,695,522	10,806,990
Health & Biotechnology	2,212,330	5,419,187
Technology & Communications	54,971,757	50,384,581
Energy & Basic Materials	3,668,677	4,181,493
Financial Services	1,650,282	1,528,894
Investment Quality Bond	4,181,686	7,039,055
Municipal Bond	821,622	496,454

      (b) Certain Portfolios may enter into options contracts.  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time.  Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily.  When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid.  When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.  When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.  When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options.  This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily.  When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received.  When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes.  The risk associated with purchasing options is limited to the premium originally paid.  The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2010 (Continued)

4.

AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share.  For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009
Large Capitalization Value
Issued	402,091	230,431	1,652	11,574
Redeemed	(494,911)	(370,890)	(401)	(8,890)
Reinvested from Dividends	(3)	44,252	-	125
Net Increase (Decrease) in Shares	(92,823)	(96,207)	1,251	2,809
Large Capitalization Growth
Issued	358,145	309,222	73,030	10,590
Redeemed	(718,455)	(478,291)	(853)	(8,200)
Reinvested from Dividends	-	6,123	-	12
Net Increase (Decrease) in Shares	(360,310)	(162,946)	72,177	2,402
Mid Capitalization
Issued	340,895	246,157	9,558	7,930
Redeemed	(487,536)	(401,306)	(34,920)	(22,678)
Net Increase (Decrease) in Shares	(146,641)	(155,149)	(25,362)	(14,748)
Small Capitalization
Issued	665,689	296,417	3,856	3,278
Redeemed	(349,862)	(593,532)	(2,540)	(3,103)
Reinvested from Dividends	-	175,510	-	499
Net Increase (Decrease) in Shares	315,827	(121,605)	1,316	674
International Equity
Issued	311,964	105,735	513	881
Redeemed	(219,298)	(178,302)	(39)	(5,089)
Reinvested from Dividends	8,802	15,191	19	22
Net Increase (Decrease) in Shares	101,468	(57,376)	493	(4,186)
Health & Biotechnology
Issued	59,063	195,045	45,278	4,759
Redeemed	(147,859)	(170,357)	(95,614)	(92,752)
Net Increase (Decrease) in Shares	(88,796)	24,688	(50,336)	(87,993)
Technology & Communications
Issued	239,168	172,120	654,700	14,957
Redeemed	(240,598)	(164,917)	(190,398)	(128,755)
Net Increase (Decrease) in Shares	(1,430)	7,203	464,302	(113,798)
Energy & Basic Materials
Issued	96,383	106,315	31,941	13,235
Redeemed	(106,766)	(54,483)	(58,815)	(86,701)
Reinvested from Dividends	-	94,165	-	85,692
Net Increase (Decrease) in Shares	(10,383)	145,997	(26,874)	12,226
Financial Services
Issued	142,330	61,288	622	275
Redeemed	(102,103)	(53,508)	(17,263)	(40,386)
Net Increase (Decrease) in Shares	40,227	7,780	(16,641)	(40,111)
Investment Quality Bond
Issued	236,592	375,709	6,351	3,914
Redeemed	(527,688)	(370,978)	(3,168)	(3,836)
Reinvested from Dividends	37,898	39,619	112	111
Net Increase (Decrease) in Shares	(253,198)	44,350	3,295	189
Municipal Bond
Issued	131,392	120,433	9,382	4,345
Redeemed	(88,705)	(179,928)	-	-
Reinvested from Dividends	5,030	10,199	4	128
Net Increase (Decrease) in Shares	47,717	(49,296)	9,386	4,473
U.S. Government Money Market
Issued	11,682,233	19,999,514	41,475	111,006
Redeemed	(19,259,002)	(19,797,680)	(20,154)	(73,192)
Reinvested from Dividends	2,262	28,806	6	24
Net Increase (Decrease) in Shares	(7,574,507)	230,640	21,327	37,838

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2010 (Continued)

	Class B Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009
Large Capitalization Value
Issued	1,265	-	19,911	9,329
Redeemed	(11,587)	(10,221)	(29,450)	(16,379)
Reinvested from Dividends	-	490	-	2,261
Net Increase (Decrease) in Shares	(10,322)	(9,731)	(9,539)	(4,789)
Large Capitalization Growth
Issued	150	-	7,813	7,859
Redeemed	(6,223)	(2,639)	(38,859)	(20,873)
Reinvested from Dividends	-	-	-	4
Net Increase (Decrease) in Shares	(6,073)	(2,639)	(31,046)	(13,010)
Mid Capitalization
Issued	265	774	6,830	7,140
Redeemed	(11,573)	(30,763)	(13,571)	(20,202)
Net Increase (Decrease) in Shares	(11,308)	(29,989)	(6,741)	(13,062)
Small Capitalization
Issued	2,345	155	34,609	11,201
Redeemed	(6,940)	(6,031)	(22,389)	(12,370)
Reinvested from Dividends	-	2,233	-	11,101
Net Increase (Decrease) in Shares	(4,595)	(3,643)	12,220	9,932
International Equity
Issued	1,123	-	13,427	1,456
Redeemed	(2,568)	(1,300)	(12,261)	(14,011)
Reinvested from Dividends	-	82	154	763
Net Increase (Decrease) in Shares	(1,445)	(1,218)	1,320	(11,792)
Health & Biotechnology
Issued	-	-	1,096	1,832
Redeemed	(23,120)	(150,409)	(30,148)	(29,170)
Net Increase (Decrease) in Shares	(23,120)	(150,409)	(29,052)	(27,338)
Technology & Communications
Issued	-	-	40,447	3,790
Redeemed	(20,626)	(74,223)	(13,223)	(10,810)
Net Increase (Decrease) in Shares	(20,626)	(74,223)	27,224	(7,020)
Energy & Basic Materials
Issued	261	1,766	5,638	8,941
Redeemed	(12,660)	(64,579)	(4,913)	(1,597)
Reinvested from Dividends	-	29,328	-	4,871
Net Increase (Decrease) in Shares	(12,399)	(33,485)	725	12,215
Financial Services
Issued	315	-	1,672	551
Redeemed	(1,501)	(20,730)	(1,978)	(2,293)
Net Increase (Decrease) in Shares	(1,186)	(20,730)	(306)	(1,742)
Investment Quality Bond
Issued	-	36	5,875	12,143
Redeemed	(706)	(4,868)	(22,053)	(12,632)
Reinvested from Dividends	38	81	1,149	1,179
Net Increase (Decrease) in Shares	(668)	(4,751)	(15,029)	690
Municipal Bond
Issued	-	230	1,091	7,986
Redeemed	(5,667)	-	(8,006)	(772)
Reinvested from Dividends	2	151	365	974
Net Increase (Decrease) in Shares	(5,665)	381	(6,550)	8,188
U.S. Government Money Market
Issued	-	-	332,169	283,836
Redeemed	(67,329)	(15,063)	(432,687)	(244,097)
Reinvested from Dividends	4	121	37	478
Net Increase (Decrease) in Shares	(67,325)	(14,942)	(100,481)	40,217

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2010 (Continued)

5.   SECURITIES LENDING

     Under an agreement with the Bank of New York Co., Inc. (“BONY”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At August 31, 2010 the following portfolios loaned securities and received cash collateral for the loan.  This cash was invested in a Bank of America Securities, Inc. Repurchase Agreement with a maturity of September 1, 2010.

	Market Value of	Market Value
Portfolio	Loaned Securities	of Collateral
Large Capitalization Growth	1,217,712	1,249,109
Mid Capitalization	249,985	255,194
Small Capitalization	246,412	251,860
Health & Biotechnology	926,711	955,456
Technology & Communications	1,616,544	1,657,097
Investment Quality Bond	2,375,582	2,424,125

  At August 31, 2010, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	0.17%
Large Capitalization Growth	0.48%
Mid Capitalization	0.29%
Small Capitalization	0.58%
Health & Biotechnology	0.36%
Technology & Communications	11.34%
Investment Quality Bond	0.07%

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

    The tax character of dividends paid during the period ended August 31, 2010 was as follows:

Long Term
Portfolio	Ordinary Income	Tax Exempt Income	Capital Gains	Total
Large Capitalization Value	$ -	$ -	$ -	$ -
Large Capitalization Growth	-	-	-	-
Mid Capitalization	-	-	-	-
Small Capitalization	-	-	-	-
International Equity	93,468	-	-	93,468
Health & Biotechnology	-	-	-	-
Technology & Communications	-	-	-	-
Energy & Basic Materials	-	-	-	-
Financial Services	-	-	-	-
Investment Quality Bond	412,092	-	-	412,092
Municipal Bond	478	55,695	-	56,173
U.S. Government Money Market	2,328	-	-	2,328

    The tax character of dividends paid during the period ended August 31, 2009 was as follows:

			Long Term
Portfolio	Ordinary Income	Tax Exempt Income	Capital Gains	Total
Large Capitalization Value	$ 375,107	$ -	$ -	$ 375,107
Large Capitalization Growth	63,000	-	-	63,000
Mid Capitalization	-	-	-	-
Small Capitalization	4,002	-	1,077,365	1,081,367
International Equity	125,001	-	-	125,001
Health & Biotechnology	-	-	-	-
Technology & Communications	-	-	-	-
Energy & Basic Materials	570,007	-	1,213,594	1,783,601
Financial Services	-	-	-	-
Investment Quality Bond	411,389	-	-	411,389
Municipal Bond	3,132	76,722	32,081	111,935
U.S. Government Money Market	29,617	-	-	29,617

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2010 (Continued)

    As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios’ most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

			Increase (Decrease) in Accumulated
		Increase (Decrease) in	Net Realized Gain (Loss) on
	Increase (Decrease) in	Undistributed Net	Investments and Foreign
Portfolio	Paid in Capital	Investment Income (Loss)	Currency Transactions
Large Capitalization Value	$ (17,364)	$ 17,364	$ -
Large Capitalization Growth	(277,418)	277,418	-
Mid Capitalization	(530,032)	95,447	434,585
Small Capitalization	(18,247)	18,247	-
International Equity	-	560	(560)
Health & Biotechnology	(46,453,908)	188,828	46,265,080
Technology & Communications	(20,110,694)	404,498	19,706,196
Energy & Basic Materials	(117,116)	117,359	(243)
Financial Services	(31,355)	30,317	1,038
Investment Quality Bond	(248)	-	248
Municipal Bond	-	-	-
U.S. Government Money Market	-	-	-

Net assets were unaffected by the above reclassifications.

As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

							Total
	Undistributed	Undistributed	Undistributed			Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Capital Loss	Post October	Appreciation	Earnings
Portfolio	Income	Income	Capital Gains	Carryforwards	Loss Deferrals	(Depreciation)	(Deficits)
Large Capitalization Value	$ -	$ -	$ -	$ (14,343,520)	$ (412,670)	$ (861,218)	$ (15,617,408)
Large Capitalization Growth	-	-	-	(14,981,916)	-	2,427,954	(12,553,962)
Mid Capitalization	-	-	-	(2,880,642)	-	252,567	(2,628,075)
Small Capitalization	-	-	-	(998,027)	-	406,666	(591,361)
International Equity	73,237	-	-	(4,441,762)	(297,539)	(492,688)	(5,158,752)
Health & Biotechnology	-	-	-	(44,814,503)	(45)	(692,627)	(45,507,175)
Technology & Communications	-	-	-	(1,907,223)	-	2,590,064	682,841
Energy & Basic Materials	-	-	-	(2,502,830)	(42,765)	142,388	(2,403,207)
Financial Services	-	-	-	(1,273,801)	(31,735)	(55,288)	(1,360,824)
Investment Quality Bond	-	-	193,077	-	-	898,640	1,091,717
Municipal Bond	-	-	-	(38,979)	(1,371)	120,817	80,467
U.S. Government Money Market	-	-	-	(751)	-	-	(751)

     The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book/tax treatment of foreign currency gains and losses and short-term capital gains, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

7.   NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Portfolios’ financial statements.

8. SUBSEQUENT EVENTS

In preparing the Financial Statements as of August 31, 2010 Management considered the impact of subsequent events for potential recognition or disclosure in these Financial Statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class A Shares

					February 14,
	Year Ended	Year Ended	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,	August 31,	August 31,
	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 10.28	$ 12.94	$ 21.88	$ 20.10	$ 19.43
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.05)	(0.06)	0.14	0.06	0.03
Net realized and unrealized gain (loss)	(0.06)	(2.39)	(6.43)	1.82	0.64
Total from investment operations	(0.11)	(2.45)	(6.29)	1.88	0.67
Dividends and Distributions:
Dividends from net investment income	-	(0.21)	(0.09)	(0.10)	-
Distributions from realized gains	-	-	(2.56)	-	-
Total dividends and distributions	-	(0.21)	(2.65)	(0.10)	-

Net Asset Value, End of Period	$ 10.17	$ 10.28	$ 12.94	$ 21.88	$ 20.10

Total Return*	(1.07)%	(18.39)%	(31.76)%	9.33%	3.45%
Ratios and Supplemental Data:
Net assets, end of period	$ 56,876	$ 44,634	$ 19,809	$ 31,586	$ 2,975
Ratio of net operating expenses to
average net assets (3)(4)	1.83%	2.14%	1.86%	1.82%	1.92%
Ratio of net investment income (loss) to
average net assets (3)	(0.45)%	(0.68)%	0.86%	0.23%	0.30%
Portfolio Turnover Rate	101%	82%	182%	66%	49%
	Large Cap Growth Portfolio - Class A Shares

					February 14,
	Year Ended	Year Ended	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,	August 31,	August 31,
	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 12.14	$ 17.07	$ 17.17	$ 13.79	$ 16.46
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)	(0.17)	(0.11)	(0.23)	(0.12)
Net realized and unrealized gain (loss)	2.12	(4.74)	0.01	3.61	(2.55)
Total from investment operations	1.90	(4.91)	(0.10)	3.38	(2.67)
Dividends and Distributions:
Dividends from net investment income	-	(0.02)	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	(0.02)	-	-	-

Net Asset Value, End of Period	$ 14.04	$ 12.14	$ 17.07	$ 17.17	$ 13.79

Total Return*	15.65%	(28.70)%	(0.58)%	24.51%	(16.22)%
Ratios and Supplemental Data:
Net assets, end of period	$ 1,084,541	$ 61,632	$ 45,672	$ 15,332	$ 5,711
Ratio of net operating expenses to
average net assets (3)(5)	2.04%	2.31%	1.67%	1.91%	1.99%
Ratio of net investment income (loss) to
average net assets (3)	(1.56)%	(1.50)%	(0.58)%	(1.47)%	(1.45)%
Portfolio Turnover Rate	151%	200%	167%	104%	125%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.96% for the year ended August 31, 2010; 2.42% for the year ended August 31, 2009; 1.92% for the year ended August 31, 2008; 1.83% for the year ended August 31, 2007; and 1.92% for the year ended August 31, 2006.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.07% for the year ended August 31, 2010; 2.31% for the year ended August 31, 2009; 1.69% for the year ended August 31, 2008; 1.93% for the year ended August 31, 2007; and 1.99% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Small Cap Portfolio - Class A Shares

					February 14,
	Year Ended	Year Ended	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,	August 31,	August 31,
	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 6.21	$ 8.96	$ 12.07	$ 13.03	$ 12.84
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	(0.01)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	0.55	(1.88)	(0.33)	1.58	0.24
Total from investment operations	0.51	(1.89)	(0.34)	1.55	0.19
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	(0.86)	(2.77)	(2.51)	-
Total dividends and distributions	-	(0.86)	(2.77)	(2.51)	-

Net Asset Value, End of Period	$ 6.72	$ 6.21	$ 8.96	$ 12.07	$ 13.03

Total Return*	8.21%	(19.45)%	(2.94)%	12.94%	1.48%
Ratios and Supplemental Data:
Net assets, end of period	$ 14,707	$ 5,418	$ 1,776	$ 935	$ 2,944
Ratio of net operating expenses to
average net assets (3)(4)	2.12%	2.66%	2.06%	1.71%	2.25%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income (3)	(0.58)%	(0.20)%	(0.15)%	(0.23)%	(0.67)%
Portfolio Turnover Rate	64%	77%	58%	42%	35%
	International Equity Portfolio - Class A Shares

					February 14,
	Year Ended	Year Ended	Year Ended	Year Ended	2006 (2) to
	August 31,	August 31,	August 31,	August 31,	August 31,
	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 9.60	$ 12.22	$ 14.78	$ 13.01	$ 12.05
Income (Loss) from Investment Operations:
Net investment income (loss)	0.08	0.01	0.17	0.07	0.07
Net realized and unrealized gain (loss)	0.07	(2.49)	(2.58)	1.70	0.89
Total from investment operations	0.15	(2.48)	(2.41)	1.77	0.96
Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.15)	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	(0.11)	(0.14)	(0.15)	-	-

Net Asset Value, End of Period	$ 9.64	$ 9.60	$ 12.22	$ 14.78	$ 13.01

Total Return*	1.49%	(20.01)%	(16.48)%	13.60%	7.97%
Ratios and Supplemental Data:
Net assets, end of period	$ 21,765	$ 16,939	$ 72,722	$ 48,085	$ 7,885
Ratio of net operating expenses to
average net assets (3)(5)	2.65%	2.34%	2.29%	2.31%	2.31%
Ratio of net investment income (loss) to
average net assets (3)	0.78%	0.07%	1.18%	(0.20)%	0.98%
Portfolio Turnover Rate	160%	52%	70%	83%	69%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 2.12% for the year ended August 31, 2010; 2.68% for the year ended August 31, 2009; 2.09% for the year ended August 31, 2008; 1.72% for the year ended August 31, 2007; and 2.25% for the year ended August 31, 2006.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.69% for the year ended August 31, 2010; 2.43% for the year ended August 31, 2009; 2.31% for the year ended August 31, 2008; 2.35% for the year ended August 31, 2007; and 2.31% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class A Shares

							February 14,
	Year Ended		Year Ended		Year Ended	Year Ended	2006 (2) to
	August 31,		August 31,		August 31,	August 31,	August 31,
	2010(1)		2009(1)		2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 9.69		$ 9.94		$ 10.00	$ 10.19	$ 10.22
Income (Loss) from Investment Operations:
Net investment income (loss)	0.15		0.21		0.29	0.24	0.00	**
Net realized and unrealized gain (loss)	0.37		(0.14)		(0.11)	(0.18)	(0.03)
Total from investment operations	0.52		0.07		0.18	0.06	(0.03)
Dividends and Distributions:
Dividends from net investment income	(0.15)		(0.21)		(0.18)	(0.24)	(0.00)	**
Distributions from realized gains	-		(0.11)		(0.06)	(0.01)	-
Total dividends and distributions	(0.15)		(0.32)		(0.24)	(0.25)	-

Net Asset Value, End of Period	$ 10.06		$ 9.69		$ 9.94	$ 10.00	$ 10.19

Total Return*	5.47%		0.76%		1.82%	(1.62)%	(0.29)%
Ratios and Supplemental Data:
Net assets, end of period	$ 140,201		$ 44,072		$ 749	$ 10	$ 10
Ratio of net operating expenses to
average net assets (3)(4)	2.30%		2.21%		1.80%	1.80%	1.80%
Ratio of net investment income (loss) to
average net assets (3)	1.55%		2.05%		2.88%	2.80%	0.00%
Portfolio Turnover Rate	17%		26%		3%	33%	19%
	U.S. Government Money Market Portfolio - Class A Shares

							February 14,
	Year Ended		Year Ended		Year Ended	Year Ended	2006 (2) to
	August 31,		August 31,		August 31,	August 31,	August 31,
	2010(1)		2009(1)		2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.00	**	0.00	**	0.02	0.04	0.00	**
Net realized and unrealized gain (loss)	-		-		-	-	-
Total from investment operations	0.00	**	0.00	**	0.02	0.04	0.00
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.00)	**	(0.02)	(0.04)	(0.00)	**
Distributions from realized gains	-		-		-	-	-
Total dividends and distributions	(0.00)	**	(0.00)	**	(0.02)	(0.04)	(0.00)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00

Total Return*	0.01%		0.10%		2.07%	3.22%	0.00%
Ratios and Supplemental Data:
Net assets, end of period	$ 103,439		$ 82,113		$ 44,283	$ 39,425	$ 10
Ratio of net operating expenses to
average net assets (3)(5)	0.15%	(6)	0.55%	(6)	1.25%	1.65%	1.65%
Ratio of net investment income (loss) to
average net assets (3)	0.01%		0.05%		2.03%	4.07%	0.00%
Portfolio Turnover Rate	N/A		N/A		N/A	N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.68% for the year ended August 31, 2010; 2.32% for the year ended August 31, 2009; 2.34% for the year ended August 31, 2008; 1.80% for the year ended August 31, 2007; and 1.80% for the year ended August 31, 2006.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.89% for the year ended August 31, 2010; 1.70% for the year ended August 31, 2009; 1.71% for the year ended August 31, 2008; 1.78% for the year ended August 31, 2007; and 1.65% for the year ended August 31, 2006.

(6) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.   The ratio of net operating expenses to average daily net assets including these expenses was 0.55% for the year ended August 31, 2010 and 0.64% for the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Investment Quality Bond Portfolio - Class A Shares

						February 14,
	Year Ended	Year Ended	Year Ended		Year Ended	2006 (2) to
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 10.16	$ 9.90	$ 9.75		$ 9.68	$ 9.65
Income (Loss) from Investment Operations:
Net investment income (loss)	0.27	0.24	0.32		0.28	0.00	**
Net realized and unrealized gain (loss)	0.38	0.26	0.15		0.07	0.03
Total from investment operations	0.65	0.50	0.47		0.35	0.03
Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.24)	(0.32)		(0.28)	(0.00)	**
Distributions from realized gains	-	-	-		-	-
Total dividends and distributions	(0.27)	(0.24)	(0.32)		(0.28)	-

Net Asset Value, End of Period	$ 10.54	$ 10.16	$ 9.90		$ 9.75	$ 9.68

Total Return*	6.46%	5.09%	4.88%		3.05%	0.31%
Ratios and Supplemental Data:
Net assets, end of period	$ 90,864	$ 54,130	$ 50,908		$ 49,271	$ 10
Ratio of net operating expenses to
average net assets (3)(5)	2.17%	2.09%	1.80%	(4)	1.80%	1.80%
Ratio of net investment income (loss) to
average net assets (3)	2.61%	2.39%	3.26%		3.01%	0.00%
Portfolio Turnover Rate	31%	45%	39%		49%	35%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.75% for the same period for the Investment Quality Bond Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.17% for the year ended August 31, 2010; 2.09% for the year ended August 31, 2009; 1.80% for the year ended August 31, 2008; 1.90% for the year ended August 31, 2007; and 1.80% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 7.44	$ 8.96	$ 10.12		$ 10.83	$ 12.82
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.08)	(0.06)	(0.07)		(0.08)	(0.16)
Net realized and unrealized gain (loss)	0.20	(1.46)	(0.31)		1.88	0.02
Total from investment operations	0.12	(1.52)	(0.38)		1.80	(0.14)
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	-	(0.78)		(2.51)	(1.85)
Total dividends and distributions	-	-	(0.78)		(2.51)	(1.85)

Net Asset Value, End of Period	$ 7.56	$ 7.44	$ 8.96		$ 10.12	$ 10.83

Total Return*	1.61%	(16.96)%	(3.91)%		18.64%	(1.24)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 2,173	$ 2,325	$ 2,934		$ 3,589	$ 3,669
Ratio of net operating expenses to
average net assets (3)	2.57%	2.75%	1.82%	(2)	2.01%	2.30%
Ratio of net investment income (loss) to
average net assets	(1.03)%	(0.94)%	(0.71)%		(0.79)%	(1.32)%
Portfolio Turnover Rate	124%	88%	89%		78%	130%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.80% for the same period for the Mid Capitalization Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 2.58% for the year ended August 31, 2010; 2.76% for the year ended August 31, 2009; 1.83% for the year ended August 31, 2008; 2.04% for the year ended August 31, 2007; and 2.30% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2010(1)	2009(1)		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 13.92	$ 14.10		$ 14.51		$ 13.27	$ 14.33
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.19)	(0.18)		(0.22)		(0.22)	(0.28)
Net realized and unrealized gain (loss)	0.87	-		(0.19)		1.46	(0.78)
Total from investment operations	0.68	(0.18)		(0.41)		1.24	(1.06)
Dividends and Distributions:
Dividends from net investment income	-	-		-		-	-
Distributions from realized gains	-	-		-		-	-
Total dividends and distributions	-	-		-		-	-

Net Asset Value, End of Period	$ 14.60	$ 13.92		$ 14.10		$ 14.51	$ 13.27

Total Return*	4.88%	(1.28)%		(2.83)%		9.34%	(7.40)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 4,833	$ 5,309		$ 6,616		$ 8,352	$ 10,079
Ratio of net operating expenses to
average net assets (3)	2.79%	2.94%	(2)	2.69%	(2)	2.50%	2.70%
Ratio of net investment income (loss) to
average net assets	(1.25)%	(1.52)%		(1.57)%		(1.55)%	(2.00)%
Portfolio Turnover Rate	14%	27%		15%		25%	16%

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2010(1)	2009(1)		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 7.80	$ 8.88		$ 9.78		$ 7.37	$ 7.48
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.26)	(0.18)		(0.19)		(0.18)	(0.18)
Net realized and unrealized gain (loss)	2.80	(0.90)		(0.71)		2.59	0.07
Total from investment operations	2.54	(1.08)		(0.90)		2.41	(0.11)
Dividends and Distributions:
Dividends from net investment income	-	-		-		-	-
Distributions from realized gains	-	-		-		-	-
Total dividends and distributions	-	-		-		-	-

Net Asset Value, End of Period	$ 10.34	$ 7.80		$ 8.88		$ 9.78	$ 7.37

Total Return*	32.56%	(12.16)%		(9.20)%		32.70%	(1.47)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 12,405	$ 5,736		$ 7,545		$ 9,305	$ 8,964
Ratio of net operating expenses to
average net assets (5)	3.10%	3.19%		2.69%	(4)	2.59%	2.70%
Ratio of net investment income (loss) to
average net assets	(2.77)%	(2.72)%		(2.00)%		(2.13)%	(2.28)%
Portfolio Turnover Rate	334%	279%		314%		163%	99%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.94% and 2.38% respectively for the same periods for the Health & Biotechnology Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.81% for the year ended August 31, 2010; 2.95% for the year ended August 31, 2009; 2.70% for the year ended August 31, 2008; 2.53% for the year ended August 31, 2007; and 2.78% for the year ended August 31, 2006.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.63% for the same period for the Technology & Communications Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.13% for the year ended August 31, 2010; 3.74% for the year ended August 31, 2009; 2.70% for the year ended August 31, 2008; 2.62% for the year ended August 31, 2007; and 3.13% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 10.17	$ 26.81	$ 34.07		$ 29.50	$ 27.16
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.26)	(0.16)	(0.50)		(0.53)	(0.45)
Net realized and unrealized gain (loss)	0.77	(10.95)	4.09		6.02	3.15
Total from investment operations	0.51	(11.11)	3.59		5.49	2.70
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	(5.53)	(10.85)		(0.92)	(0.36)
Total dividends and distributions	-	(5.53)	(10.85)		(0.92)	(0.36)

Net Asset Value, End of Period	$ 10.68	$ 10.17	$ 26.81		$ 34.07	$ 29.50

Total Return*	5.01%	(35.29)%	10.26%		19.04%	9.95%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 1,840	$ 2,024	$ 5,010		$ 6,419	$ 5,268
Ratio of net operating expenses to
average net assets (3)	3.04%	3.15%	2.66%	(2)	2.69%	2.70%
Ratio of net investment income (loss) to
average net assets	(2.16)%	(1.44)%	(1.64)%		(1.67)%	(1.48)%
Portfolio Turnover Rate	65%	130%	139%		87%	34%

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 6.16	$ 8.35	$ 11.86		$ 13.30	$ 12.54
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.14)	(0.04)	(0.02)		(0.12)	(0.02)
Net realized and unrealized gain (loss)	(0.61)	(2.15)	(2.34)		0.91	1.65
Total from investment operations	(0.75)	(2.19)	(2.36)		0.79	1.63
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	-	(1.15)		(2.23)	(0.87)
Total dividends and distributions	-	-	(1.15)		(2.23)	(0.87)

Net Asset Value, End of Period	$ 5.41	$ 6.16	$ 8.35		$ 11.86	$ 13.30

Total Return*	(12.18)%	(26.23)%	(21.89)%		4.71%	13.21%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 214	$ 346	$ 804		$ 784	$ 1,042
Ratio of net operating expenses to
average net assets (4)	3.39%	3.14%	2.69%		2.69%	2.70%
Ratio of net investment income (loss) to
average net assets	(2.27)%	(0.80)%	(0.23)%		(0.89)%	(0.13)%
Portfolio Turnover Rate	104%	92%	87%		92%	159%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.63% for the same period for the Energy & Basic Materials Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.04% for the year ended August 31, 2010; 3.37% for the year ended August 31, 2009; 2.70% for the year ended August 31, 2008; 2.71% for the year ended August 31, 2007; and 2.81% for the year ended August 31, 2006.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.23% for the year ended August 31, 2010; 4.56% for the year ended August 31, 2009; 3.70% for the year ended August 31, 2008; 3.82% for the year ended August 31, 2007; and 3.77% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 9.40	$ 11.90	$ 20.37	$ 18.79	$ 17.19
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.11)	(0.10)	0.01	(0.07)	(0.09)
Net realized and unrealized gain (loss)	(0.05)	(2.21)	(5.92)	1.71	1.69
Total from investment operations	(0.16)	(2.31)	(5.91)	1.64	1.60
Dividends and Distributions:
Dividends from net investment income	-	(0.19)	-	(0.06)	-
Distributions from realized gains	-	-	(2.56)	-	-
Total dividends and distributions	-	(0.19)	(2.56)	(0.06)	-

Net Asset Value, End of Period	$ 9.24	$ 9.40	$ 11.90	$ 20.37	$ 18.79

Total Return*	(1.70)%	(18.93)%	(32.16)%	8.70%	9.31%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 37	$ 135	$ 286	$ 1,143	$ 2,123
Ratio of net operating expenses to
average net assets (2)	2.43%	2.73%	2.52%	2.42%	2.52%
Ratio of net investment income (loss) to
average net assets	(1.06)%	(1.25)%	0.08%	(0.37)%	(0.49)%
Portfolio Turnover Rate	101%	82%	182%	66%	49%

	Large Cap Growth Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 11.08	$ 15.63	$ 15.82	$ 12.79	$ 13.40
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.26)	(0.22)	(0.12)	(0.30)	(0.29)
Net realized and unrealized gain (loss)	1.92	(4.33)	(0.07)	3.33	(0.32)
Total from investment operations	1.66	(4.55)	(0.19)	3.03	(0.61)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Period	$ 12.74	$ 11.08	$ 15.63	$ 15.82	$ 12.79

Total Return*	14.98%	(29.11)%	(1.20)%	23.69%	(4.55)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 34	$ 97	$ 178	$ 198	$ 313
Ratio of net operating expenses to
average net assets (3)	2.58%	2.92%	2.26%	2.51%	2.59%
Ratio of net investment income (loss) to
average net assets	(2.04)%	(2.13)%	(0.73)%	(2.07)%	(2.04)%
Portfolio Turnover Rate	151%	200%	167%	104%	125%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.56% for the year ended August 31, 2010; 3.01% for the year ended August 31, 2009; 2.58% for the year ended August 31, 2008; 2.43% for the year ended August 31, 2007; and 2.52% for the year ended August 31, 2006.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.61% for the year ended August 31, 2010; 2.92% for the year ended August 31, 2009; 2.28% for the year ended August 31, 2008; 2.53% for the year ended August 31, 2007; and 2.59% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 7.00	$ 8.49	$ 9.69		$ 10.52	$ 12.55
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)	(0.09)	(0.12)		(0.14)	(0.22)
Net realized and unrealized gain (loss)	0.20	(1.40)	(0.30)		1.82	0.04
Total from investment operations	0.08	(1.49)	(0.42)		1.68	(0.18)
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	-	(0.78)		(2.51)	(1.85)
Total dividends and distributions	-	-	(0.78)		(2.51)	(1.85)

Net Asset Value, End of Period	$ 7.08	$ 7.00	$ 8.49		$ 9.69	$ 10.52

Total Return*	1.14%	(17.55)%	(4.53)%		17.97%	(1.61)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 40	$ 119	$ 398		$ 1,687	$ 2,069
Ratio of net operating expenses to
average net assets (3)	3.16%	3.29%	2.50%	(2)	2.61%	3.00%
Ratio of net investment income (loss) to
average net assets	(1.61)%	(1.42)%	(1.36)%		(1.39)%	(1.98)%
Portfolio Turnover Rate	124%	88%	89%		78%	130%

	Small Cap Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 4.93	$ 7.42	$ 10.53		$ 11.73	$ 14.51
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.06)	(0.04)	(0.07)		(0.10)	(0.19)
Net realized and unrealized gain (loss)	0.43	(1.59)	(0.27)		1.41	0.91
Total from investment operations	0.37	(1.63)	(0.34)		1.31	0.72
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	(0.86)	(2.77)		(2.51)	(3.50)
Total dividends and distributions	-	(0.86)	(2.77)		(2.51)	(3.50)

Net Asset Value, End of Period	$ 5.30	$ 4.93	$ 7.42		$ 10.53	$ 11.73

Total Return*	7.51%	(20.08)%	(3.47)%		12.21%	5.97%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 32	$ 52	$ 106		$ 262	$ 363
Ratio of net operating expenses to
average net assets (4)	2.72%	3.21%	2.70%		2.31%	2.85%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	(1.19)%	(0.96)%	(0.79)%		(0.86)%	(1.53)%
Portfolio Turnover Rate	64%	77%	58%		42%	35%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.50% for the same period for the Mid Capitalization Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio:  3.17% for the year ended August 31, 2010; 3.30% for the year ended August 31, 2009; 2.51% for the year ended August 31, 2008; 2.64% for the year ended August 31, 2007; and 3.06% for the year ended August 31, 2006.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio:  2.72% for the year ended August 31, 2010; 3.23% for the year ended August 31, 2009; 2.73% for the year ended August 31, 2008; 2.32% for the year ended August 31, 2007; and 2.85% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2010(1)	2009(1)		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 8.86	$ 11.37		$ 13.69		$ 12.14	$ 9.99
Income (Loss) from Investment Operations:
Net investment income (loss)	-	0.05		(0.04)		(0.01)	(0.08)
Net realized and unrealized gain (loss)	0.07	(2.42)		(2.28)		1.56	2.23
Total from investment operations	0.07	(2.37)		(2.32)		1.55	2.15
Dividends and Distributions:
Dividends from net investment income	-	(0.14)		-		-	-
Distributions from realized gains	-	-		-		-	-
Total dividends and distributions	-	(0.14)		-		-	-

Net Asset Value, End of Period	$ 8.93	$ 8.86		$ 11.37		$ 13.69	$ 12.14

Total Return*	0.79%	(20.49)%		(16.95)%		12.77%	21.52%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 18	$ 31		$ 53		$ 120	$ 151
Ratio of net operating expenses to
average net assets (2)	3.30%	2.96%		2.95%		2.78%	2.91%
Ratio of net investment income (loss) to
average net assets	0.02%	0.59%		(0.27)%		(0.40)%	(0.73)%
Portfolio Turnover Rate	160%	52%		70%		83%	69%

	Health & Biotechnology Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2010(1)	2009(1)		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 13.05	$ 13.29		$ 13.81		$ 12.69	$ 13.80
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.27)	(0.24)		(0.30)		(0.29)	(0.35)
Net realized and unrealized gain (loss)	0.83	-		(0.22)		1.41	(0.76)
Total from investment operations	0.56	(0.24)		(0.52)		1.12	(1.11)
Dividends and Distributions:
Dividends from net investment income	-	-		-		-	-
Distributions from realized gains	-	-		-		-	-
Total dividends and distributions	-	-		-		-	-

Net Asset Value, End of Period	$ 13.61	$ 13.05		$ 13.29		$ 13.81	$ 12.69

Total Return*	4.29%	(1.81)%		(3.77)%		8.83%	(8.04)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 213	$ 506		$ 2,516		$ 11,159	$ 15,518
Ratio of net operating expenses to
average net assets (4)	3.36%	3.47%	(3)	3.29%	(3)	3.10%	3.30%
Ratio of net investment income (loss) to
average net assets	(1.93)%	(2.19)%		(2.26)%		(2.15)%	(2.60)%
Portfolio Turnover Rate	14%	27%		15%		25%	16%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 3.38% for the year ended August 31, 2010; 3.48% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.13% for the year ended August 31, 2007; and 3.38% for the year ended August 31, 2006.

(3) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.46% and 3.08% respectively for the same periods for the Health & Biotechnology Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.38% for the year ended August 31, 2010; 3.48% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.13% for the year ended August 31, 2007; and 3.38% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 7.17	$ 8.22	$ 9.20		$ 6.94	$ 7.09
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.28)	(0.19)	(0.24)		(0.22)	(0.21)
Net realized and unrealized gain (loss)	2.57	(0.86)	(0.74)		2.48	0.06
Total from investment operations	2.29	(1.05)	(0.98)		2.26	(0.15)
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	-	-		-	-
Total dividends and distributions	-	-	-		-	-

Net Asset Value, End of Period	$ 9.46	$ 7.17	$ 8.22		$ 9.20	$ 6.94

Total Return*	31.94%	(12.77)%	(10.65)%		32.56%	(2.12)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 253	$ 340	$ 999		$ 6,562	$ 8,097
Ratio of net operating expenses to
average net assets (3)	3.64%	3.72%	3.29%	(2)	3.19%	3.30%
Ratio of net investment income (loss) to
average net assets	(3.31)%	(3.25)%	(2.64)%		(2.73)%	(2.88)%
Portfolio Turnover Rate	334%	279%	314%		163%	99%

	Energy & Basic Materials Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 8.88	$ 24.87	$ 32.47		$ 28.20	$ 26.14
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.28)	(0.20)	(0.64)		(0.67)	(0.60)
Net realized and unrealized gain (loss)	0.68	(10.29)	3.89		5.86	3.02
Total from investment operations	0.40	(10.49)	3.25		5.19	2.42
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	(5.50)	(10.85)		(0.92)	(0.36)
Total dividends and distributions	-	(5.50)	(10.85)		(0.92)	(0.36)

Net Asset Value, End of Period	$ 9.28	$ 8.88	$ 24.87		$ 32.47	$ 28.20

Total Return*	4.50%	(35.74)%	9.57%		18.85%	9.26%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 51	$ 159	$ 1,278		$ 2,444	$ 3,536
Ratio of net operating expenses to
average net assets (5)	3.62%	3.67%	3.26%	(4)	3.29%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.75)%	(1.85)%	(2.23)%		(2.27)%	(2.10)%
Portfolio Turnover Rate	65%	130%	139%		87%	34%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.98% for the same period for the Technology & Communications Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.67% for the year ended August 31, 2010; 4.31% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.22% for the year ended August 31, 2007; and 3.73% for the year ended August 31, 2006.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.24% for the same period for the Energy & Basic Materials Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.62% for the year ended August 31, 2010; 3.92% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.31% for the year ended August 31, 2007; and 3.41% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 5.73	$ 7.82	$ 11.26		$ 12.79	$ 12.15
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.16)	(0.05)	(0.10)		(0.19)	(0.09)
Net realized and unrealized gain (loss)	(0.56)	(2.04)	(2.19)		0.89	1.60
Total from investment operations	(0.72)	(2.09)	(2.29)		0.70	1.51
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	-	(1.15)		(2.23)	(0.87)
Total dividends and distributions	-	-	(1.15)		(2.23)	(0.87)

Net Asset Value, End of Period	$ 5.01	$ 5.73	$ 7.82		$ 11.26	$ 12.79

Total Return*	(12.57)%	(26.73)%	(22.48)%		4.13%	12.61%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 4	$ 11	$ 177		$ 589	$ 894
Ratio of net operating expenses to
average net assets (2)	3.99%	3.55%	3.29%		3.29%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.86)%	(0.87)%	(1.03)%		(1.49)%	(0.74)%
Portfolio Turnover Rate	104%	92%	87%		92%	159%

	Investment Quality Bond Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 10.16	$ 9.90	$ 9.75		$ 9.68	$ 9.90
Income (Loss) from Investment Operations:
Net investment income (loss)	0.20	0.17	0.26		0.24	0.20
Net realized and unrealized gain (loss)	0.38	0.27	0.16		0.06	(0.16)
Total from investment operations	0.58	0.44	0.42		0.30	0.04
Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.18)	(0.27)		(0.23)	(0.20)
Distributions from realized gains	-	-	-		-	(0.06)
Total dividends and distributions	(0.20)	(0.18)	(0.27)		(0.23)	(0.26)

Net Asset Value, End of Period	$ 10.54	$ 10.16	$ 9.90		$ 9.75	$ 9.68

Total Return*	5.83%	4.47%	4.27%		3.14%	0.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 15	$ 22	$ 68		$ 98	$ 54
Ratio of net operating expenses to
average net assets (4)	2.74%	2.63%	2.40%	(3)	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	1.98%	1.72%	2.64%		2.41%	2.05%
Portfolio Turnover Rate	31%	45%	39%		49%	35%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived, reimbursed, or reduced by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.82% for the year ended August 31, 2010; 4.95% for the year ended August 31, 2009; 4.27% for the year ended August 31, 2008; 4.42% for the year ended August 31, 2007; and 4.37% for the year ended August 31, 2006.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.39% for the same period for the Investment Quality Bond Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.74% for the year ended August 31, 2010; 2.63% for the year ended August 31, 2009; 2.40% for the year ended August 31, 2008; 2.50% for the year ended August 31, 2007; and 2.66% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class B Shares

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	August 31,		August 31,		August 31,		August 31,	August 31,
	2010(1)		2009(1)		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 9.72		$ 9.97		$ 10.03		$ 10.22	$ 10.44
Income (Loss) from Investment Operations:
Net investment income (loss)	0.10		0.15		0.22		0.22	0.22
Net realized and unrealized gain (loss)	0.50		(0.14)		0.00	**	(0.18)	(0.19)
Total from investment operations	0.60		0.01		0.22		0.04	0.03
Dividends and Distributions:
Dividends from net investment income	(0.10)		(0.15)		(0.22)		(0.22)	(0.22)
Distributions from realized gains	-		(0.11)		(0.06)		(0.01)	(0.03)
Total dividends and distributions	(0.10)		(0.26)		(0.28)		(0.23)	(0.25)

Net Asset Value, End of Period	$ 10.22		$ 9.72		$ 9.97		$ 10.03	$ 10.22

Total Return*	6.16%		0.14%		2.21%		0.43%	0.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 2		$ 57		$ 55		$ 56	$ 117
Ratio of net operating expenses to
average net assets (2)	2.89%		2.75%		2.40%		2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	0.98%		1.55%		2.18%		2.21%	2.17%
Portfolio Turnover Rate	17%		26%		3%		33%	19%

	U.S. Government Money Market Portfolio - Class B Shares

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	August 31,		August 31,		August 31,		August 31,	August 31,
	2010(1)		2009(1)		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.00	**	0.00	**	0.02		0.04	0.03
Net realized and unrealized gain (loss)	-		-		-		-	-
Total from investment operations	0.00	**	0.00	**	0.02		0.04	0.03
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.00)	**	(0.02)		(0.04)	(0.03)
Distributions from realized gains	-		-		-		-	-
Total dividends and distributions	(0.00)	**	(0.00)	**	(0.02)		(0.04)	(0.03)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00	$ 1.00

Total Return*	0.01%		0.10%		2.07%		4.12%	3.33%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 39		$ 106		$ 121		$ 142	$ 194
Ratio of net operating expenses to
average net assets (3)	0.15%	(4)	0.70%	(4)	1.25%		2.25%	2.25%
Ratio of net investment income (loss) to
average net assets	0.01%		0.09%		2.27%		4.07%	3.25%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 3.17% for the year ended August 31, 2010; 2.91% for the year ended August 31, 2009; 2.73% for the year ended August 31, 2008; 2.60% for the year ended August 31, 2007; and 3.16% for the year ended August 31, 2006.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.48% for the year ended August 31, 2010; 2.33% for the year ended August 31, 2009; 2.35% for the year ended August 31, 2008; 2.38% for the year ended August 31, 2007; and 2.65% for the year ended August 31, 2006.

(4) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.   The ratio of net operating expenses to average daily net assets including these expenses was 1.15% during the year ended August 31, 2010 and 0.79% during the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 9.39	$ 11.89	$ 20.36	$ 18.78	$ 17.19
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.11)	(0.10)	0.04	(0.08)	(0.08)
Net realized and unrealized gain (loss)	(0.04)	(2.21)	(5.95)	1.72	1.67
Total from investment operations	(0.15)	(2.31)	(5.91)	1.64	1.59
Dividends and Distributions:
Dividends from net investment income	-	(0.19)	-	(0.06)	-
Distributions from realized gains	-	-	(2.56)	-	-
Total dividends and distributions	-	(0.19)	(2.56)	(0.06)	-

Net Asset Value, End of Period	$ 9.24	$ 9.39	$ 11.89	$ 20.36	$ 18.78

Total Return*	(1.60)%	(18.91)%	(32.18)%	8.70%	9.25%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 646	$ 746	$ 1,002	$ 1,750	$ 1,897
Ratio of net operating expenses to
average net assets (2)	2.44%	2.73%	2.46%	2.42%	2.52%
Ratio of net investment income (loss) to
average net assets	(1.06)%	(1.26)%	0.24%	(0.37)%	(0.45)%
Portfolio Turnover Rate	101%	82%	182%	66%	49%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 11.10	$ 15.66	$ 15.85	$ 12.81	$ 13.43
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.26)	(0.22)	(0.13)	(0.30)	(0.30)
Net realized and unrealized gain (loss)	1.92	(4.34)	(0.06)	3.34	(0.32)
Total from investment operations	1.66	(4.56)	(0.19)	3.04	(0.62)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-

Net Asset Value, End of Period	$ 12.76	$ 11.10	$ 15.66	$ 15.85	$ 12.81

Total Return*	14.95%	(29.12)%	(1.20)%	23.73%	(4.62)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 936	$ 1,159	$ 1,839	$ 1,924	$ 1,819
Ratio of net operating expenses to
average net assets (3)	2.58%	2.92%	2.26%	2.51%	2.59%
Ratio of net investment income (loss) to
average net assets	(2.05)%	(2.13)%	(0.79)%	(2.07)%	(2.04)%
Portfolio Turnover Rate	151%	200%	167%	104%	125%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.57% for the year ended August 31, 2010; 3.01% for the year ended August 31, 2009; 2.52% for the year ended August 31, 2008; 2.43% for the year ended August 31, 2007; and 2.52% for the year ended August 31, 2006.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.61% for the year ended August 31, 2010; 2.92% for the year ended August 31, 2009; 2.28% for the year ended August 31, 2008; 2.53% for the year ended August 31, 2007; and 2.59% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 6.98	$ 8.47	$ 9.66		$ 10.50	$ 12.53
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)	(0.09)	(0.12)		(0.14)	(0.22)
Net realized and unrealized gain (loss)	0.20	(1.40)	(0.29)		1.81	0.04
Total from investment operations	0.08	(1.49)	(0.41)		1.67	(0.18)
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	-	(0.78)		(2.51)	(1.85)
Total dividends and distributions	-	-	(0.78)		(2.51)	(1.85)

Net Asset Value, End of Period	$ 7.06	$ 6.98	$ 8.47		$ 9.66	$ 10.50

Total Return*	1.15%	(17.59)%	(4.44)%		17.89%	(1.62)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 267	$ 312	$ 488		$ 607	$ 901
Ratio of net operating expenses to
average net assets (3)	3.17%	3.33%	2.43%	(2)	2.61%	3.00%
Ratio of net investment income (loss) to
average net assets	(1.64)%	(1.51)%	(1.32)%		(1.39)%	(1.95)%
Portfolio Turnover Rate	124%	88%	89%		78%	130%

	Small Cap Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 4.96	$ 7.46	$ 10.57		$ 11.77	$ 14.55
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.04)	(0.06)		(0.10)	(0.19)
Net realized and unrealized gain (loss)	0.45	(1.60)	(0.28)		1.41	0.91
Total from investment operations	0.38	(1.64)	(0.34)		1.31	0.72
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	(0.86)	(2.77)		(2.51)	(3.50)
Total dividends and distributions	-	(0.86)	(2.77)		(2.51)	(3.50)

Net Asset Value, End of Period	$ 5.34	$ 4.96	$ 7.46		$ 10.57	$ 11.77

Total Return*	7.66%	(20.09)%	(3.46)%		12.17%	5.95%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 425	$ 334	$ 428		$ 618	$ 680
Ratio of net operating expenses to
average net assets (4)	2.72%	3.24%	2.66%		2.31%	2.85%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	(1.18)%	(0.97)%	(0.75)%		(0.86)%	(1.53)%
Portfolio Turnover Rate	64%	77%	58%		42%	35%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.41% for the same period for the Mid Capitalization Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 3.18% for the year ended August 31, 2010; 3.34% for the year ended August 31, 2009; 2.44% for the year ended August 31, 2008; 2.64% for the year ended August 31, 2007; and 3.05% for the year ended August 31, 2006.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 2.72% for the year ended August 31, 2010; 3.26% for the year ended August 31, 2009; 2.69% for the year ended August 31, 2008; 2.32% for the year ended August 31, 2007; and 2.85% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2010(1)	2009(1)		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 8.82	$ 11.33		$ 13.65		$ 12.11	$ 9.96
Income (Loss) from Investment Operations:
Net investment income (loss)	0.00	0.05		(0.01)		(0.01)	(0.07)
Net realized and unrealized gain (loss)	0.08	(2.41)		(2.31)		1.55	2.22
Total from investment operations	0.08	(2.36)		(2.32)		1.54	2.15
Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.15)		-		-	-
Distributions from realized gains	-	-		-		-	-
Total dividends and distributions	(0.05)	(0.15)		-		-	-

Net Asset Value, End of Period	$ 8.85	$ 8.82		$ 11.33		$ 13.65	$ 12.11

Total Return*	0.91%	(20.54)%		(16.97)%		12.72%	21.59%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 303	$ 290		$ 506		$ 724	$ 645
Ratio of net operating expenses to
average net assets (2)	3.25%	2.96%		2.91%		2.78%	2.91%
Ratio of net investment income (loss) to
average net assets	0.03%	0.63%		(0.05)%		(0.02)%	(0.65)%
Portfolio Turnover Rate	160%	52%		70%		83%	69%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	August 31,	August 31,		August 31,		August 31,	August 31,
	2010(1)	2009(1)		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 13.10	$ 13.34		$ 13.82		$ 12.70	$ 13.80
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.27)	(0.24)		(0.29)		(0.29)	(0.35)
Net realized and unrealized gain (loss)	0.84	-		(0.19)		1.41	(0.75)
Total from investment operations	0.57	(0.24)		(0.48)		1.12	(1.10)
Dividends and Distributions:
Dividends from net investment income	-	-		-		-	-
Distributions from realized gains	-	-		-		-	-
Total dividends and distributions	-	-		-		-	-

Net Asset Value, End of Period	$ 13.67	$ 13.10		$ 13.34		$ 13.82	$ 12.70

Total Return*	4.35%	(1.80)%		(3.47)%		8.82%	(7.97)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 1,666	$ 1,977		$ 2,379		$ 2,950	$ 4,262
Ratio of net operating expenses to
average net assets (4)	3.39%	3.54%	(3)	3.29%	(3)	3.10%	3.30%
Ratio of net investment income (loss) to
average net assets	(1.88)%	(2.12)%		(2.16)%		(2.15)%	(2.61)%
Portfolio Turnover Rate	14%	27%		15%		25%	16%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 3.29% for the year ended August 31, 2010; 3.05% for the year ended August 31, 2009; 2.93% for the year ended August 31, 2008; 2.82% for the year ended August 31, 2007; and 2.91% for the year ended August 31, 2006.

(3) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.54% and 2.98% respectively  for the same periods for the Health & Biotechnology Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.41% for the year ended August 31, 2010; 3.55% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.13% for the year ended August 31, 2007; and 3.38% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 7.26	$ 8.32	$ 9.22		$ 6.99	$ 7.14
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.29)	(0.20)	(0.23)		(0.22)	(0.21)
Net realized and unrealized gain (loss)	2.60	(0.86)	(0.67)		2.45	0.06
Total from investment operations	2.31	(1.06)	(0.90)		2.23	(0.15)
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	-	-		-	-
Total dividends and distributions	-	-	-		-	-

Net Asset Value, End of Period	$ 9.57	$ 7.26	$ 8.32		$ 9.22	$ 6.99

Total Return*	31.82%	(12.74)%	(9.76)%		31.90%	(2.10)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 868	$ 460	$ 586		$ 720	$ 775
Ratio of net operating expenses to
average net assets (3)	3.68%	3.79%	3.29%	(2)	3.19%	3.30%
Ratio of net investment income (loss) to
average net assets	(3.35)%	(3.32)%	(2.60)%		(2.73)%	(2.88)%
Portfolio Turnover Rate	334%	279%	314%		163%	99%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 8.82	$ 24.77	$ 32.37		$ 28.24	$ 26.16
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.28)	(0.21)	(0.64)		(0.68)	(0.61)
Net realized and unrealized gain (loss)	0.67	(10.24)	3.89		5.73	3.05
Total from investment operations	0.39	(10.45)	3.25		5.05	2.44
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	(5.50)	(10.85)		(0.92)	(0.36)
Total dividends and distributions	-	(5.50)	(10.85)		(0.92)	(0.36)

Net Asset Value, End of Period	$ 9.21	$ 8.82	$ 24.77		$ 32.37	$ 28.24

Total Return*	4.42%	(35.69)%	9.61%		18.31%	9.33%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 186	$ 172	$ 180		$ 185	$ 225
Ratio of net operating expenses to
average net assets (5)	3.64%	3.83%	3.26%	(4)	3.29%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.77)%	(2.22)%	(2.26)%		(2.27)%	(2.09)%
Portfolio Turnover Rate	65%	130%	139%		87%	34%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.23% for the same period for the Technology & Communications Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.71% during the year ended August 31, 2010; 4.34% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.22% for the year ended August 31, 2007;  and 3.73% for the year ended August 31, 2006.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.22% for the same period for the Energy & Basic Materials Portfolio.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.64% during the year ended August 31, 2010; 4.02% for the year ended August 31, 2009; 3.30% for the year ended August 31, 2008; 3.31% for the year ended August 31, 2007; and 3.41% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 5.73	$ 7.81	$ 11.25		$ 12.78	$ 12.15
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.16)	(0.07)	(0.09)		(0.19)	(0.11)
Net realized and unrealized gain (loss)	(0.57)	(2.01)	(2.20)		0.89	1.61
Total from investment operations	(0.73)	(2.08)	(2.29)		0.70	1.50
Dividends and Distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from realized gains	-	-	(1.15)		(2.23)	(0.87)
Total dividends and distributions	-	-	(1.15)		(2.23)	(0.87)

Net Asset Value, End of Period	$ 5.00	$ 5.73	$ 7.81		$ 11.25	$ 12.78

Total Return*	(12.74)%	(26.63)%	(22.51)%		4.13%	12.53%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 29	$ 35	$ 61		$ 111	$ 117
Ratio of net operating expenses to
average net assets (2)	3.99%	3.75%	3.29%		3.29%	3.30%
Ratio of net investment income (loss) to
average net assets	(2.86)%	(1.47)%	(0.91)%		(1.49)%	(0.89)%
Portfolio Turnover Rate	104%	92%	87%		92%	159%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2010(1)	2009(1)	2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 10.16	$ 9.91	$ 9.76		$ 9.69	$ 9.91
Income (Loss) from Investment Operations:
Net investment income (loss)	0.21	0.18	0.26		0.23	0.20
Net realized and unrealized gain (loss)	0.38	0.25	0.15		0.07	(0.16)
Total from investment operations	0.59	0.43	0.41		0.30	0.04
Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.18)	(0.26)		(0.23)	(0.20)
Distributions from realized gains	-	-	-		-	(0.06)
Total dividends and distributions	(0.21)	(0.18)	(0.26)		(0.23)	(0.26)

Net Asset Value, End of Period	$ 10.54	$ 10.16	$ 9.91		$ 9.76	$ 9.69

Total Return*	5.82%	4.37%	4.27%		3.14%	0.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 559	$ 692	$ 668		$ 714	$ 1,015
Ratio of net operating expenses to
average net assets (4)	2.75%	2.69%	2.40%	(3)	2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	1.99%	1.80%	2.67%		2.41%	2.07%
Portfolio Turnover Rate	31%	45%	39%		49%	35%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.84% for the year ended August 31, 2010; 5.16% for the year ended August 31, 2009; 4.28% for the year ended August 31, 2008; 4.42% for the year ended August 31, 2007; and 4.37% for the year ended August 31, 2006.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.36% for the same period for the Investment Quality Bond Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.72% for the year ended August 31, 2010; 2.69% for the year ended August 31, 2009; 2.40% for the year ended August 31, 2008; 2.50% for the year ended August 31, 2007; and 2.66% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	August 31,		August 31,		August 31,		August 31,	August 31,
	2010(1)		2009(1)		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 9.71		$ 9.95		$ 10.01		$ 10.21	$ 10.42
Income (Loss) from Investment Operations:
Net investment income (loss)	0.10		0.15		0.22		0.22	0.22
Net realized and unrealized gain (loss)	0.37		(0.13)		0.00	**	(0.19)	(0.18)
Total from investment operations	0.47		0.02		0.22		0.03	0.04
Dividends and Distributions:
Dividends from net investment income	(0.10)		(0.15)		(0.22)		(0.22)	(0.22)
Distributions from realized gains	-		(0.11)		(0.06)		(0.01)	(0.03)
Total dividends and distributions	(0.10)		(0.26)		(0.28)		(0.23)	(0.25)

Net Asset Value, End of Period	$ 10.08		$ 9.71		$ 9.95		$ 10.01	$ 10.21

Total Return*	4.83%		0.24%		2.21%		0.33%	0.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 364		$ 414		$ 343		$ 322	$ 313
Ratio of net operating expenses to
average net assets (2)	2.90%		2.75%		2.40%		2.40%	2.40%
Ratio of net investment income (loss) to
average net assets	0.98%		1.54%		2.18%		2.21%	2.16%
Portfolio Turnover Rate	17%		26%		3%		33%	19%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	August 31,		August 31,		August 31,		August 31,	August 31,
	2010(1)		2009(1)		2008(1)		2007(1)	2006(1)
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00	$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.00	**	0.00	**	0.02		0.04	0.03
Net realized and unrealized gain (loss)	-		-		-		-	-
Total from investment operations	0.00	**	0.00	**	0.02		0.04	0.03
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.00)	**	(0.02)		(0.04)	(0.03)
Distributions from realized gains	-		-		-		-	-
Total dividends and distributions	(0.00)	**	(0.00)	**	(0.02)		(0.04)	(0.03)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00	$ 1.00

Total Return*	0.01%		0.10%		2.08%		4.10%	3.32%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 371		$ 472		$ 432		$ 464	$ 575
Ratio of net operating expenses to
average net assets (3)	0.15%	(4)	0.65%	(4)	1.25%		2.25%	2.25%
Ratio of net investment income (loss) to
average net assets	0.01%		0.08%		2.12%		4.07%	3.27%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A	N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 3.26% during the year ended August 31, 2010; 2.93% for the year ended August 31, 2009; 2.73% for the year ended August 31, 2008; 2.60% for the year ended August 31, 2007; and 3.16% for the year ended August 31, 2006.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.48% for the year ended August 31, 2010; 2.32% for the year ended August 31, 2009; 2.32% for the year ended August 31, 2008; 2.38% for the year ended August 31, 2007; and 2.64% for the year ended August 31, 2006.

(4) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.  The ratio of net operating expenses to average daily net assets including these expenses was 1.13% during the year ended August 31, 2010 and 0.74% during the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Saratoga Advantage Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, and U.S. Government Money Market Portfolio (each a series of the Saratoga Advantage Trust or the “Trust”), as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve portfolios of the Saratoga Advantage Trust as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 29, 2010

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses.    The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.   Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2010 through August 31, 2010.

Actual Expenses:  The first table provides information about actual account values and actual expenses.  The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period.  Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account Value – 3/1/2010	Ending Account Value – 8/31/2010	Expense Paid 3/1/2010-8/31/2010*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$ 1,000.00	$ 897.90	$ 7.61	1.59%
Large Capitalization Value – Class A	1,000.00	896.00	9.56	2.00
Large Capitalization Value – Class B	1,000.00	892.80	12.45	2.61
Large Capitalization Value – Class C	1,000.00	893.60	9.55	2.00
Large Capitalization Growth – Class I	1,000.00	1,037.10	8.47	1.65
Large Capitalization Growth – Class A	1,000.00	1,035.40	10.72	2.09
Large Capitalization Growth – Class B	1,000.00	1,032.40	13.58	2.65
Large Capitalization Growth – Class C	1,000.00	1,032.40	13.63	2.66
Mid Capitalization – Class I	1,000.00	954.10	11.23	2.28
Mid Capitalization – Class A	1,000.00	952.10	13.24	2.69
Mid Capitalization – Class B	1,000.00	950.30	16.12	3.28
Mid Capitalization – Class C	1,000.00	950.20	16.22	3.30
Small Capitalization – Class I	1,000.00	943.50	8.18	1.67
Small Capitalization – Class A	1,000.00	942.50	10.23	2.09
Small Capitalization – Class B	1,000.00	938.10	13.14	2.69
Small Capitalization – Class C	1,000.00	940.10	13.11	2.68
International Equity – Class I	1,000.00	967.90	12.85	2.59
International Equity – Class A	1,000.00	965.00	14.76	2.98
International Equity – Class B	1,000.00	962.30	17.90	3.62
International Equity – Class C	1,000.00	963.00	17.81	3.60
Health & Biotechnology – Class I	1,000.00	942.90	12.54	2.56
Health & Biotechnology – Class A	1,000.00	940.10	14.47	2.96
Health & Biotechnology – Class B	1,000.00	937.30	17.33	3.55
Health & Biotechnology – Class C	1,000.00	937.60	17.44	3.57
Technology & Communications – Class I	1,000.00	1,130.40	15.36	2.86
Technology & Communications – Class A	1,000.00	1,128.80	17.71	3.30
Technology & Communications – Class B	1,000.00	1,126.20	20.63	3.85
Technology & Communications – Class C	1,000.00	1,124.60	20.83	3.89
Energy & Basic Materials – Class I	1,000.00	868.70	12.81	2.72
Energy & Basic Materials – Class A	1,000.00	866.90	14.63	3.11
Energy & Basic Materials – Class B	1,000.00	864.90	17.35	3.69
Energy & Basic Materials – Class C	1,000.00	864.80	17.49	3.72
Financial Services – Class I	1,000.00	891.90	14.45	3.03
Financial Services – Class A	1,000.00	889.80	16.39	3.44
Financial Services – Class B	1,000.00	886.70	19.21	4.04
Financial Services – Class C	1,000.00	888.10	19.23	4.04
Investment Quality Bond – Class I	1,000.00	1,034.00	9.43	1.84
Investment Quality Bond – Class A	1,000.00	1,032.90	11.53	2.25
Investment Quality Bond – Class B	1,000.00	1,029.80	14.38	2.81
Investment Quality Bond – Class C	1,000.00	1,029.80	14.53	2.84
Municipal Bond – Class I	1,000.00	1,035.80	9.75	1.90
Municipal Bond – Class A	1,000.00	1,032.70	11.78	2.30
Municipal Bond – Class B	1,000.00	1,030.20	14.84	2.90
Municipal Bond – Class C	1,000.00	1,030.60	14.84	2.90
U.S. Government Money Market – Class I	1,000.00	1,000.00	0.86	0.17
U.S. Government Money Market – Class A	1,000.00	1,000.00	2.87	0.57
U.S. Government Money Market – Class B	1,000.00	1,000.00	5.90	1.17
U.S. Government Money Market – Class C	1,000.00	1,000.10	5.90	1.17

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes:  The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period.  This information may be used to compare the ongoing costs of investing in the fund and other mutual funds.  To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value – 3/1/2010	Ending Account Value – 8/31/2010	Expense Paid 3/1/2010-8/31/2010*	Expense Ratio [Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$ 1,017.19	$8.08	1.59%
Large Capitalization Value – Class A	1,000.00	1,015.12	10.16	2.00
Large Capitalization Value – Class B	1,000.00	1,012.05	13.24	2.61
Large Capitalization Value – Class C	1,000.00	1,015.12	10.16	2.00
Large Capitalization Growth – Class I	1,000.00	1,016.89	8.39	1.65
Large Capitalization Growth – Class A	1,000.00	1,014.67	10.61	2.09
Large Capitalization Growth – Class B	1,000.00	1,011.85	13.44	2.65
Large Capitalization Growth – Class C	1,000.00	1,011.80	13.49	2.66
Mid Capitalization – Class I	1,000.00	1,013.71	11.57	2.28
Mid Capitalization – Class A	1,000.00	1,011.64	13.64	2.69
Mid Capitalization – Class B	1,000.00	1,008.67	16.61	3.28
Mid Capitalization – Class C	1,000.00	1,008.57	16.71	3.30
Small Capitalization – Class I	1,000.00	1,016.79	8.49	1.67
Small Capitalization – Class A	1,000.00	1,014.67	10.61	2.09
Small Capitalization – Class B	1,000.00	1,011.64	13.64	2.69
Small Capitalization – Class C	1,000.00	1,011.70	13.59	2.68
International Equity – Class I	1,000.00	1,012.15	13.14	2.59
International Equity – Class A	1,000.00	1,010.18	15.10	2.98
International Equity – Class B	1,000.00	1,006.96	18.31	3.62
International Equity – Class C	1,000.00	1,007.06	18.21	3.60
Health & Biotechnology – Class I	1,000.00	1,012.30	12.98	2.56
Health & Biotechnology – Class A	1,000.00	1,010.28	15.00	2.96
Health & Biotechnology – Class B	1,000.00	1,007.31	17.96	3.55
Health & Biotechnology – Class C	1,000.00	1,007.21	18.06	3.57
Technology & Communications – Class I	1,000.00	1,010.79	14.50	2.86
Technology & Communications – Class A	1,000.00	1,008.57	16.71	3.30
Technology & Communications – Class B	1,000.00	1,005.80	19.46	3.85
Technology & Communications – Class C	1,000.00	1,005.60	19.66	3.89
Energy & Basic Materials – Class I	1,000.00	1,011.49	13.79	2.72
Energy & Basic Materials – Class A	1,000.00	1,009.53	15.75	3.11
Energy & Basic Materials – Class B	1,000.00	1,006.60	18.66	3.69
Energy & Basic Materials – Class C	1,000.00	1,006.45	18.81	3.72
Financial Services – Class I	1,000.00	1,009.93	15.35	3.03
Financial Services – Class A	1,000.00	1,007.86	17.41	3.44
Financial Services – Class B	1,000.00	1,004.84	20.42	4.04
Financial Services – Class C	1,000.00	1,004.84	20.42	4.04
Investment Quality Bond – Class I	1,000.00	1,015.93	9.35	1.84
Investment Quality Bond – Class A	1,000.00	1,013.86	11.42	2.25
Investment Quality Bond – Class B	1,000.00	1,011.04	14.24	2.81
Investment Quality Bond – Class C	1,000.00	1,010.89	14.39	2.84
Municipal Bond – Class I	1,000.00	1,015.63	9.65	1.90
Municipal Bond – Class A	1,000.00	1,013.61	11.67	2.30
Municipal Bond – Class B	1,000.00	1,010.59	14.70	2.90
Municipal Bond – Class C	1,000.00	1,010.59	14.70	2.90
U.S. Government Money Market – Class I	1,000.00	1,024.35	0.87	0.17
U.S. Government Money Market – Class A	1,000.00	1,022.33	2.91	0.57
U.S. Government Money Market – Class B	1,000.00	1,019.31	5.96	1.17
U.S. Government Money Market – Class C	1,000.00	1,019.31	5.96	1.17

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board.  The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 55 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, & Chairman of the Board of Trustees **	Since 1994	Chairman, President & Chief Executive Officer of Saratoga Capital Management, LLC	12 Portfolios	Co-Chair, Business and Labor Coalition of New York

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 68 208 North Capital, 3rd Floor Lansing, MI 48933	Trustee	Since 1994	Consultant to the law & government relations firm of Kelly Cawthorne, PLLC	12 Portfolios	None
Udo Koopmann, 69 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since 1997	Retired	12 Portfolios	None
Floyd E. Seal, 60 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since 1997	Chief Executive Officer and 100% owner of TARAHILL, INC., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	12 Portfolios	None
William B. Blundin, 71 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12 Portfolios	Trustee of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company)
Stephen H. Hamrick, 58 139 Van Bolen Way Mahwah, NJ 07430	Trustee	Since 2003

President, Lightstone Value Plus REIT (9/2007- 7/2010) (Real Estate Investment Trust); President, Lightstone Securities LLC (7/2006-7/2010) (Broker-Dealer); Vice President, Lightstone Group (7/2006- 7/2010) (Real Estate Investments and Management); Chairman & President, Carey Financial Corp. (1994-2006) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001-2006) (Real Estate Investment Banking; )

				12 Portfolios	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 54 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President & Secretary**	Since 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	12 Portfolios	None
Jonathan W. Ventimiglia, 27 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present) and Marketing Associate (August 2005-Present) of Saratoga Capital Management, LLC.	12 Portfolios	None
Michael J. Wagner, 59 450 Wireless Blvd, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006

President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present); Senior Vice President of Northern Lights Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC

				12 Portfolios	None

*     Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.   Officers of the Trust are elected annually.

**   Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

*** Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board Meeting of April 13 and 14, 2010

The Independent Trustees discussed the information received from the Manager respecting (i) the nature, quality and scope of services provided by the Manager and each Adviser to the Portfolios; (ii) the investment performance of the funds relative to comparable funds; (iii) the costs of services provided and estimated profits realized by the Manager; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies; and (vi) benefits realized by the Manager from its relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Manager.   The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust.  The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the quality of the services provided by the Advisers to each Portfolio.  The Board concluded that the nature, scope and quality of services provided were satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio.  The conclusions of the Trustees were as follows:

Large Cap Value: The Trustees noted that M.D. Sass Investors Services, Inc. has only been the Adviser to the Portfolio since August 2008 and had performed better than its benchmark from then through February 28, 2010.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Large Cap Growth: The Trustees noted that since Loomis, Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio in May 2005, the Portfolio had performed better than its benchmark through February 28, 2010.  The Trustees concluded that the performance of the Portfolio was satisfactory.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Mid-Cap: The Trustees noted that effective April 17, 2006 Vaughan Nelson Investment Management LP became the new Adviser to the Portfolio and that from May 1, 2006 through February 28, 2010, the Portfolio had outperformed its benchmark.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Small Cap: The Trustees noted that since Fox Asset Management, LLC (“Fox”) had taken over as the Portfolio’s Adviser (i.e., January, 2001), the Portfolio had performed better than its benchmark through February 28, 2010.  The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity: The Trustees noted that the current Adviser to the Portfolio, DePrince, Race and Zollo, Inc., was appointed in November 2009 and, therefore, concluded that it was too soon to meaningfully evaluate the Adviser’s performance.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. was appointed in July 2005.  Since that date through February 28, 2010, the Adviser had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was acceptable.

Technology & Communications: The Trustees noted that Columbus Circle Investors took over management of the Portfolio on January 7, 2003 and fully repositioned the Portfolio by January 14, 2003.   The Trustees further noted that from January 14, 2003 through February 28, 2010, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services: The Trustees noted that since the appointment of Loomis Sayles as the new Adviser to the Portfolio in May 2005 through February 28, 2010, the Portfolio had performed virtually in line with its peer group.  The Trustees determined that the performance of the Portfolio was satisfactory.

Energy & Basic Materials: The Trustees noted that, effective April 17, 2007, Loomis Sayles was appointed as the new Adviser to the Portfolio.  The Trustees noted that since then through February 28, 2010, the Portfolio had outperformed its benchmark.   The Trustees determined that the performance of the Portfolio was satisfactory.

Investment Quality Bond: The Trustees noted that Fox has been the Adviser to the Portfolio since its inception (September 1, 1994), and that the Portfolio’s performance from its inception through February 28, 2010 had been virtually even with its peer group.  The Trustees determined that performance of the Portfolio was satisfactory.

Municipal Bond: The Trustees noted that the current Adviser to the Portfolio, Fox, was appointed in April 2009 and therefore concluded that it was too soon to meaningfully evaluate the Adviser’s performance.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

U.S. Government Money Market: The Trustees discussed the recommendation to approve Milestone Capital Management, LLC as the new Adviser to the Portfolio and determined to accept the recommendation.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Mid Cap and International Equity  Portfolios were slightly higher than the average of comparable funds;  (ii) the fee rates for the Large Cap Growth, Large Cap Value and Small Cap Portfolios were slightly or considerably lower than the average of comparable funds; and (iii) the fee rates for the Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios were higher than the average of comparable funds.

The Trustees noted that the Saratoga Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact on the Manager’s costs and profitability of the relatively small sizes of the Portfolios.  The Trustees also noted that the Manager has, since 1999, agreed to cap expenses of the Portfolios at specified levels and evaluated the impact of these expense caps on the net fees received by the Manager.  The Trustees concluded, based on the foregoing, that the Management fee rate was not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Manager

The Trustees reviewed the profitability data that had been provided by the Manager.  The Trustees noted that the provision of services under the Management Agreement had resulted in a loss to the Manager.  The Trustees considered the financial viability of the Manager and its ability to continue to provide high quality services and concluded that the Manager continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager and the Advisers from their relationship with the Trust.  They noted, in this regard, that certain of the Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services.  The Trustees noted that the amount of soft dollars was small and that research services obtained by the Advisers may enhance the ability of the Advisers to provide quality services to the Portfolios.  The Trustees noted that the Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing, the Independent Trustees determined that continuation of the Management Agreement and the Advisory Agreement for each of the Portfolios was in the best interests of the Portfolios and the shareholders.

THE SARATOGA

ADVANTAGE TRUST

Privacy Policy for the Saratoga Advantage Trust

The Saratoga Advantage Trust (“Saratoga”) respects your right to privacy.   We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain non-public personal information about you.   This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates or third parties.  We do not disclose any non-public personal information about you or any of our former customers to anyone, except as permitted by law.   Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the non-public personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in the distribution of investor materials.   These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose.   To protect your non-public personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your non-public personal information.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2010 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Advisor

FYE 08/31/10

$115,300.00

$3,000.00

FYE 08/31/09

$112,000.00

$3,000.00

FYE 08/31/08

$112,000.00

$3,000.00

(b)

Audit-Related Fees

Registrant

Advisor

FYE 08/31/10

$0.00

$0.00

FYE 08/31/09

$0.00

$0.00

FYE 08/31/08

$0.00

$0.00

(c)

Tax Fees

Registrant

Advisor

FYE 08/31/10

$24,700.00

$2,000.00

FYE 08/31/09

$24,000.00

$2,000.00

FYE 08/31/08

$24,000.00

$2,000.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 08/31/09

$0.00

$0.00

FYE 08/31/08

$0.00

$0.00

FYE 08/31/07

$0.00

$0.00

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 08/31/2010

$24,700.00

$2,000.00

FYE 08/31/2009

$24,000.00

$2,000.00

FYE 08/31/2008

$24,000.00

$2,000.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Saratoga Advantage Trust

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/12/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Jonathan W. Ventimiglia

            Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date

11/12/10

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/12/10

* Print the name and title of each signing officer under his or her signature.